UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-07739

                                         Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                         Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Owen T. Meacham

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                    New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 435-8105

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2015

Item 1. Reports to Stockholders.

HARDING, LOEVNER FUNDS, INC.

Annual Commentary

October 31, 2015

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

¢ HARDING LOEVNER FUNDS

Global equity investing for institutions is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers five distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

¢ RECEIVE INVESTOR MATERIALS ELECTRONICALLY

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¢ TABLE OF CONTENTS

  2 | Global Equity Portfolio

  6 | International Equity Portfolio

10 | International Small Companies Portfolio

14 | Emerging Markets

18 | Frontier Emerging Markets Portfolio

¢ CONTACT

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

Phone: 877.435.8105
Fax: 312.267.3657	Must be preceded or accompanied by a current Prospectus.
www.hardingloevnerfunds.com	Quasar Distributors, LLC, Distributor

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PORTFOLIO MANAGEMENT TEAM

PETER BAUGHAN, CFA	CHRISTOPHER MACK, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

FERRILL ROLL, CFA	RICHARD SCHMIDT, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

ALEXANDER WALSH, CFA
PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The Global Equity Portfolio – Institutional Class rose 2.51% and the Advisor Class gained 2.28% (net of fees and expenses) in the fiscal year ended October 31, 2015. The Portfolio’s benchmark, the MSCI All Country World Index, lost 0.03% (net of source taxes) in this period.

¢ MARKET REVIEW

Global stock markets achieved flat returns for the fiscal year. Positive returns from early 2015 were reversed by significant declines in the summer, when concerns about growth reversals in China and other Emerging Markets (EMs) weighed heavily on the energy- and commodity-related sectors globally, which had already been under pressure from the collapse in energy prices from the end of 2014.

China’s stock market peaked in June and then accelerated its decline in a messy bursting of its bubble—including a clumsy series of market interventions by government authorities. Developed stock markets weathered the decline of China’s stock market well at first, except for energy- and commodity-related stocks, along with capital goods, which had already begun to underperform in the summer on worsening economic data from China. However, in early August, on the heels of alarming data on contracting Chinese trade with Europe and other developed economies, the People’s Bank of China announced it would change its method of managing the value of the yuan. Investors leapt to the conclusion that the foreign exchange (FX) move signaled that conditions in the Chinese economy were so dire that the government was initiating a policy of sustained currency depreciation aimed at recharging the competitiveness of its export sector. The prospect of China entering the arena of “competitive devaluation” turned ripples of worry over slowing global growth into full-fledged fear of global deflation.

The US market marched to its own drummer for much of the year, until the China devaluation panic began. The Federal Reserve

FUND FACTS at October 31, 2015
TOTAL NET ASSETS		$870.0 million
SALES CHARGE		NONE
TOTAL # OF HOLDINGS		72
TURNOVER (5 YR. AVG.)		32%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	ADVISOR CLASS
TICKER	HLMVX	HLMGX
CUSIP	412295602	412295206
INCEPTION DATE	11/3/2009	12/1/1996
MINIMUM INVESTMENT[1]	$100,000	$5,000
EXPENSE RATIO	0.92%	1.15%

[1]Lower	minimums available through certain brokerage firms.

was preparing the market to expect an interest rate increase at its September meeting, thanks to steady employment growth data in the summer. The resilient US economy has drawn in capital from other regions, boosting the dollar against most currencies. Online-and software-driven businesses continue to post strong results, led by Amazon.com. Merger activity recovered its stride, with deep-pocketed buyers picking up bargains in the muddy waters of the energy and capital goods industries. But things looked different by the time mid-September arrived, and with EM currencies and stock markets falling and US multinationals increasingly warning of weaker earnings abroad, the Fed deferred once again that first rate hike. Meanwhile, campaign rhetoric and political scrutiny of escalating prices for high-priced drugs triggered a sell-off in bio-tech stocks, which had previously been leading the market.

European markets began the third calendar quarter bracing for the aftermath of the Greek referendum’s “NO” vote to further bailout and austerity; the eurozone’s potential leap into the unknown (of either default or “Grexit”) was averted as the vote was set aside by the very politicians who devised it! Instead of disintegrating, the European economy actually gathered a bit of steam. Investors took encouragement from Spain and Ireland, formerly lumped amongst the so-called PIIGS economies, but now resuming growth, as well as from the UK and Scandinavian economies enjoying the positive spillover wealth effects of very strong property markets. Meanwhile the German economy has plowed ahead with equanimity in spite of dented exports of capital goods and luxury autos to China, bolstered by having its own fiscal house in order, and by its diversified range of trading partners. Nevertheless, many companies are contending with falling orders for large investment projects and related capital equipment, where European companies have a significant global presence.

Markets with a heavy resource orientation, including Australia, Norway, Canada, Brazil, and Indonesia, fared poorly. Markets with additional country-specific woes, such as Greece’s default,

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  TOTAL RETURNS (%)

	for periods ending September 30, 2015						for periods ending October 31, 2015

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
GLOBAL EQUITY PORTFOLIO - INSTITUTIONAL CLASS	-3.79	6.95	7.43	–	8.05	–	2.51	11.02	8.33	–	9.49	–
MSCI ALL COUNTRY WORLD INDEX	-6.65	6.96	6.83	4,58	7.45	–	-0.03	9.94	7.69	5.67	8.71	–
GLOBAL EQUITY PORTFOLIO - ADVISOR CLASS	-4.02	6.67	7.16	6.30	–	6.12	2.28	10.73	8.08	7.47	–	6.57

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 11/3/09. Inception of the Advisor Class, 12/1/96. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Brazil’s corruption scandal, or Turkey’s increasing entanglement in the civil war next door in Syria and renewed conflict with its own Kurdish minority, performed even worse than the average EM.

The strongest sector was Consumer Discretionary, possibly because consumers are beneficiaries of falling energy prices in terms of disposable income. Information Technology (IT) was also strong, sharing in the optimism about US economic recovery and thus about stronger capital spending. Utilities were weak, possibly due to a small rebound in the oil price that drove Energy shares higher. Financials performed worse than the Index, as investors added potential credit losses on loans to energy or commodity companies to their existing worries about weak interest income in a world of very low interest rates. On that latter front, banks got no help from the Fed.

The Fed’s postponement of a signaled mid-September rate hike was received poorly by stock markets and corporate bonds, and precipitated greater investor attention on weakening US economic indicators—including a September jobs report. The Fed’s decision (or lack of one) put a halt on the US dollar rally against most currencies. But the earlier damage to confidence was not reversed: in the twelve months ending October 2015, EM currencies in particular suffered badly from investor disenchantment with EM economies.

Against the US dollar, the Brazilian real lost 36%, while the South African rand lost 20% and the Turkish lira lost 24%. Much was made of China’s gambit for the yuan, but for all the headlines, the yuan depreciated just 3% against the US dollar. The British pound lost 4%, while the euro lost 12%, and the yen lost 8%.

¢ PERFORMANCE ATTRIBUTION

The Portfolio outperformed the benchmark, due to good stock selection in every region except EMs. Strongest amongst the US holdings were consumer-oriented businesses Amazon, Nike, and newly named Alphabet, formerly known as Google, the latter classified as IT but earning its revenues primarily from advertising. In Europe, we benefited from software provider Dassault Systèmes, and Essilor International, the spectacle lens maker. In Japan, strong performance from MonotaRO, M3, Makita, and Kakaku.com added value. Conversely, our EM holdings detracted from performance, hurt by poor performance from internet search engines in China (Baidu) and Russia (Yandex), from banks (Garanti Bank, ICICI), and from telecom service providers in South Africa (MTN Bank), and Mexico (América Móvil).

Viewed by sector, our significant underweight to Energy benefited the Portfolio. Our overweight to IT and good stocks there were

3

also helpful. Strong stock selection in Consumer Discretionary and Industrials contributed the most to the Portfolio by sector, while bad stocks from Consumer Staples and Telecom Services hurt most. Within Consumer Discretionary, Amazon and Nike each outperformed after reporting surprisingly strong operating results, the latter of which benefited from strong sales growth in Europe and China along with a mix shift towards its higher-margin direct-to-consumer business. Ctrip soared after announcing a merger with its largest competitor in online travel. Within Industrials, online industrial supplier MonotaRO, a holding with a strong “virtual” slant to its business model, outperformed. In Materials, our light holdings and our focus on less-cyclical industrial gas company Air Liquide cushioned the Portfolio against the sector’s sharp decline associated with falling commodity prices. Holdings from Consumer Staples (Magnit), Telecom Services (MTN Group and Sasol), and Health Care (Elekta), on the other hand, detracted from performance.

¢ PERSPECTIVES AND OUTLOOK

A salient aspect of the market reversal over the summer was the pair of missteps by central banks in signaling: a minor one by the US Federal Reserve, and a major one by the People’s Bank of China. By indicating that it would allow market forces a greater role in setting of daily FX movements, the Chinese central bank let loose a firestorm of portfolio adjustments that it did not anticipate and for which it was not adequately prepared, ultimately costing it billions in foreign currency reserves expended to stabilize the yuan exchange rate.

Meanwhile, deftness was neither in evidence at the Fed in late September when, having long prepared the markets for an interest rate hike, the governors voted to defer it. Markets took their inaction as a sign that the US and—since Fed’s Chair Janet Yellen specifically referenced it—China were in even worse shape than the markets had yet appreciated. Stocks tanked; bonds rallied. It was one of the first times since the financial crisis that stocks did not rise on the prospect of additional or extended monetary stimulus, and we note this for future reference, with trepidation. Could we be observing the edge of the capacity of monetary policy to

 GEOGRAPHIC WEIGHTINGS (%) at October 31, 2015

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]
CANADA	0.0	2.9
EMERGING MARKETS	12.4	9.6
EUROPE EMU	8.7	10.7
EUROPE EX-EMU	11.8	12.0
JAPAN	8.7	7.9
MIDDLE EAST	0.0	0.2
PACIFIC EX-JAPAN	2.2	3.7
UNITED STATES	55.7	53.0
FRONTIER MARKETS[2]	0.0	–
CASH	0.5	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

 SECTOR WEIGHTINGS (%) at October 31, 2015

SECTOR	PORTFOLIO	BENCHMARK	[1]
CONSUMER DISCRETIONARY	13.4	13.1
CONSUMER STAPLES	5.9	10.1
ENERGY	6.8	6.8
FINANCIALS	15.3	21.3
HEALTH CARE	17.1	12.1
INDUSTRIALS	11.2	10.4
INFORMATION TECHNOLOGY	24.9	14.5
MATERIALS	3.1	4.8
TELECOM SERVICES	1.8	3.7
UTILITIES	0.0	3.2
CASH	0.5	–

1MSCI	All Country World Index.

stimulate the stock market and, by extension, the economy? It was ironic that assurances by Fed governors that a rate rise was still in the works brought about a bounce in stock prices some days later.

Still, with so much of the markets’ focus on China and other EMs, there are certain fundamental realities that are evident beyond just the latest “signals” coming from the government authorities. Investors have been correct to worry about the build-up of debt in EMs—even as private sector debt ratios have slowly been managed lower in most of the developed markets since the financial crisis. Debt growth across non-Japan Asia has increased by 50 percentage points relative to the region’s aggregate GDP since 2008. Despite ultra-low interest rates that reflect highly expansive monetary policies among developed country central banks, interest payments on debt by September consumed more than 20% of GDP in China, Hong Kong, and Singapore. This debt build-up reinforces, or even extends, our worldview since the global financial crisis: that the global economy faces a long, hard slog to return to its potential growth rate because so much focus of individuals, companies and policy makers is directed at reducing the burdens and constraints of debt.

We remind ourselves that China’s economy is now very large and increasingly complex, with the consumer sector also contributing increasingly to economic activity. This sector has been growing much faster than the capital investment side of the economy for a number of years—albeit from a low base—as the growth in employment and wages has translated into greater spending. So long as jobs don’t disappear and wages remain resilient, consumer spending appears resilient, especially given the high level of savings that has been the norm for Chinese households.

Exploring the linkage of turmoil in China to the rest of the global economy and to other stock markets around the world requires a degree of nuance. The export sector accounts for more than a fifth of China’s economy, and is a net contributor to China’s economic activity, with China’s trading surplus of goods and services amounting to 3.7% of its total GDP in the twelve months ending September 2015. That implies that China’s imports loom almost as large as its exports; this is the key link to other economies that

4

will affect global companies’ growth prospects. Chinese demand has represented as much as a quarter of global spending on capital goods, and, even more worrying, roughly half of all consumption of steel, aluminum, and copper. These are precisely the inputs into heavy industry and infrastructure or construction projects, which are slowing so precipitously. In contrast, China represents barely 10% of oil consumption, and only about 8% of global consumer spending. Even a significant slowing of growth (rather than a decline) in Chinese spending on oil or on consumer goods will have merely marginal, rather than dramatic, effects on those broad sectors in other economies.

In our view, markets have more than priced-in what damage to consumer-facing profits will come from China in the near term. Longer term, the global companies who are investing in their brands and their distribution networks are likely to reap the rewards that historically have redounded to such investments in other economies: sustained growth rising alongside per capita spending, with attractive profits. Likewise, the Energy sector does not face collapse due to China’s wobbles. But energy company profits and stock prices have been battered due to current oversupply, which has induced very low spot prices. As a result, valuation spreads among energy companies are at record (100-year) wide levels. This is usually a fruitful environment for contrarian thinking in any market sector. On the other hand, the sector faces secular headwinds, as doubts arise that fossil fuels will be tolerated by society for long enough to make complete use of the existing stock of proven energy reserves.

Of course, the majority of the Portfolio has its focus elsewhere than on EMs. We have, over the past few years, gradually increased our emphasis of what we’d term “online-driven” businesses in a number of disparate industries, even as we have maintained the very large holdings within IT itself. The evidence continues to mount that customers, starting with consumers but now incorporating corporate customers, prefer to interact directly and immediately with businesses they deal with, and are comfortable trading off face-to-face interactions in exchange for speed, convenience, and tailored offerings. As a result, the leaders in establishing online platforms are enjoying more robust growth, and online distribution channels are disrupting the traditional channels at an increasingly material scale. The companies at the forefront of providing these online platforms typically have originated in the US, but the change is occurring very rapidly elsewhere, with China in particular producing a number of large, successful companies making their mark across broad sectors of e-commerce. Whatever their origin, these companies primarily operate online, but are producing huge revenues and good profits, therefore although their stocks command very high multiples of earnings, it is a very different ballgame than the 1999 “tech bubble”, when a company had merely to publish a business plan in order to garner a fancy IPO valuation. Our quest has been to identify the businesses whose competitive position we believe will allow their growth to continue, and should lead to sustained profitability in the future as well as the present.

1 International Monetary Fund, World Economic Outlook (October 2015).

 TEN LARGEST HOLDINGS at October 31, 2015

COMPANY	SECTOR	COUNTRY	%
NIKE	CONS DISCRETIONARY	UNITED STATES	4.0
SCHLUMBERGER	ENERGY	UNITED STATES	3.2
ALPHABET	INFO TECHNOLOGY	UNITED STATES	2.9
ROPER	INDUSTRIALS	UNITED STATES	2.8
PRICELINE	CONS DISCRETIONARY	UNITED STATES	2.6
AIA GROUP	FINANCIALS	HONG KONG	2.2
FIRST REPUBLIC BANK	FINANCIALS	UNITED STATES	2.2
VERISK	INDUSTRIALS	UNITED STATES	2.1
MASTERCARD	INFO TECHNOLOGY	UNITED STATES	2.0
SVB FINANCIAL	FINANCIALS	UNITED STATES	2.0

¢ PORTFOLIO STRUCTURE

We estimate that roughly a fifth of the Portfolio is comprised of companies whose business is centered on an online relationship with its customers. Amazon, of course, is the poster child for such businesses. We have now bought, then sold, then bought again, as our view of Amazon’s competitive edge—and its share price—has changed. Its retail business continues to gain share in the most profitable segments, and to gain stickiness through the membership channel of Amazon Prime. But the company has broader visions for getting value out of its investments in data infrastructure and analytics. We have long believed that Amazon Web Services would be a disrupter for many other data services companies, but we were pleasantly surprised by just how profitable the division already is. But the rapid development of data analytics as a critical means of providing value in a timely fashion to customers goes far beyond retailing and hosted services. MonotaRO is an example of a company pioneering the online distribution channel for commercial customers. By creating an online catalog of maintenance, repair, and operational (MRO) products, and focusing on integrated inventory management and delivery speeds while keeping a very large array of items available, this Japanese company, partly owned by Grainger in the US, has achieved rapid (20%+) volume and pricing growth in its two large markets (Japan and the US) which has eluded its competitors saddled with traditional distribution methods. PayPal, split out from eBay this summer, is now a standalone payments business, with a long history of secure online payments, a very large existing user base, and thus a profitable running start in the burgeoning battle to move more payments from cash, checks, and card systems to mobile online payments.

Regarding our many holdings with substantial EM-oriented businesses, we are, for the most part, quite sanguine. For one thing, while their growth prospects have dimmed, EM economies are still growing roughly twice as fast as developed economies, according to recent International Monetary Fund forecasts.1 Additionally, our companies have very little exposure to the heavy industry segments that are most under pressure in China, and to the related industries supplying them from abroad.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

FERRILL ROLL, CFA	PETER BAUGHAN, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

ALEXANDER WALSH, CFA	BRYAN LLOYD, CFA
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

ANDREW WEST, CFA
PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The International Equity Portfolio – Institutional Class declined 2.40% and the Investor Class lost 2.76% (net of fees and expenses) in the fiscal year ended October 31, 2015. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, declined 4.70% (net of source taxes) in this period.

¢ MARKET REVIEW

Stock markets declined in the fiscal year. Positive returns from early 2015 were reversed by significant declines in the summer, when concerns about growth reversals in China and other Emerging Markets (EMs) weighed heavily on the energy- and commodity-related sectors globally, which had already been under pressure from the collapse in energy prices from the end of 2014.

European markets began the third calendar quarter bracing for the aftermath of the Greek referendum’s “NO” vote to further bailout and austerity; the eurozone’s potential leap into the unknown (of either default or “Grexit”) was averted as the vote was set aside by the very politicians who devised it! Instead of disintegrating, the European economy actually gathered a bit of steam. But hints of inventory build-ups in the supply chain for mobile phones and computers (which runs both into and out of Asia) sent ripples of worry through the global semiconductor industry and related parts of the Information Technology (IT) sector. This coincided with falling orders for large investment projects and related capital equipment, where European companies have a significant global presence.

China’s stock market peaked in June and then accelerated its decline in a messy bursting of its bubble—including a clumsy series of market interventions by government authorities. In early August, on the heels of alarming data on contracting Chinese trade with Europe and other developed economies, the People’s Bank of China announced it would change its method of managing the value of the yuan. Investors leapt to the conclusion that the

FUND FACTS at October 31, 2015
TOTAL NET ASSETS		$4,996.9M
SALES CHARGE		NONE
TOTAL # OF HOLDINGS		50
TURNOVER (5 YR. AVG.)		14%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLMIX	HLMNX
CUSIP	412295107	412295503
INCEPTION DATE	5/11/1994	9/30/2005
MINIMUM INVESTMENT[1]	$100,000	$5,000
EXPENSE RATIO	0.86%	1.16%

[1]Lower	minimums available through certain brokerage firms.

foreign exchange (FX) move signaled that conditions in the Chinese economy were so dire that the government was initiating a policy of sustained currency depreciation aimed at recharging the competitiveness of its export sector. The prospect of China entering the arena of “competitive devaluation” turned ripples of worry over slowing global growth into full-fledged fear of global deflation.

Developed stock markets, especially in the US and Europe, fared better than EMs, with large and stable internal (domestic) economic sectors modestly growing and adding to employment. European markets took encouragement that Spain and Ireland, formerly lumped amongst the so-called PIIGS economies, had stabilized and actually resumed growth; the UK and Scandinavian economies have enjoyed the positive spillover wealth effects on their economies of very strong property markets. Meanwhile the German economy plowed ahead in spite of dented exports of capital goods and luxury autos to China, bolstered by having its own fiscal house in order, and by its diversified range of trading partners. The US economy, seemingly strong enough not only to eschew quantitative easing, but to prompt the Federal Reserve to warn markets of a rise in interest rates, has drawn in capital from other regions, boosting the dollar against most currencies. Markets with a heavy resource orientation, including Australia, Norway, Canada, Brazil, and Indonesia, fared poorly. Markets with additional country-specific woes, such as Greece’s default, Brazil’s corruption scandal, or Turkey’s increasing entanglement in the civil war next door in Syria and renewed conflict with its own Kurdish minority, performed even worse than the average EM.

With Energy by far the weakest sector, the strongest were the Consumer sectors, possibly because consumers are beneficiaries of falling energy prices in terms of disposable income. Health Care also performed well. Materials were weak, as were Utilities, possibly due to a small rebound in the oil price that drove Energy shares higher. Financials performed worse than the Index, as in-

6

  TOTAL RETURNS (%)

	for periods ending September 30, 2015						for periods ending October 31, 2015

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
INTL EQUITY PORTFOLIO - INSTITUTIONAL CLASS	-9.03	3.34	3.74	5.00	–	5.45	-2.40	6.23	4.92	6.45	–	5.86
MSCI ALL COUNTRY WORLD EX-US INDEX	-12.17	2.34	1.82	3.03	3.07	–	-4.70	4.68	2.60	4.16	3.78	–
INTL EQUITY PORTFOLIO - INVESTOR CLASS	-9.28	3.01	3.40	4.71	4.72	–	-2.76	5.88	4.55	6.14	5.59	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 5/11/94. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data. Inception of the Investor Class, 9/30/05.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www. hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

vestors added potential credit losses on loans to energy or commodity companies to their existing worries about weak interest income in a world of very low interest rates. On that latter front, banks got no help from the Fed.

The Fed’s postponement of a signaled mid-September rate hike was received poorly by stock markets and corporate bonds, and anticipated greater investor attention on weakening US economic indicators—including a September jobs report released subsequently. The Fed’s decision (or lack of one) put a halt on the US dollar rally against most currencies. But the earlier damage to confidence was not reversed: in the twelve months ending October 2015, EM currencies in particular suffered badly from investor disenchantment with EM economies. Against the US dollar, the Brazilian real lost 36%, while the South African rand lost 20% and the Turkish lira lost 24%. Much was made of China’s gambit for the yuan, but for all the headlines, the yuan depreciated just 3% against the US dollar. The British pound lost 4%, while the euro lost 12%, and the yen lost 8%.

¢ PERFORMANCE ATTRIBUTION

The Portfolio outperformed the Index in the fiscal year due to strong stock selection across regions and sectors.

Viewed by sector, good stocks in Materials and Information Technology contributed most to the Portfolio—the former by a wide margin, thanks to specialty lubricant manufacturer Fuchs Petrolub and food ingredient producer Symrise, both German companies exhibiting the resilience in their stocks that we value in their businesses, along with industrial gas producers Air Liquide and Linde. Good stocks and positive underweight in Health Care also contributed, along with positive stock selection in the worst-performing Energy sector. Our Telecom Services and Financials holdings hurt performance because EMs are overrepresented among our holdings in those sectors relative to the Index, including Brazil’s Itau Unibanco and Turkey’s Garanti Bank, along with MTN Group, the South African mobile phone operator. Stock selection in the Consumer sectors was also negative.

Viewed geographically, the Portfolio enjoyed good stocks within both the eurozone and the rest of Europe, as well as in the Pacific ex-Japan. Our holdings from EMs hurt the Portfolio the most, as our exposures (Itau Unibanco, Garanti, MTN Group) were more hurt by EM currency weakness than the average, or else were themselves heavily exposed to China worries (Baidu).

7

¢ PERSPECTIVES AND OUTLOOK

A salient aspect of the market reversals over the summer was the pair of missteps by central banks in signaling, a minor one by the US Federal Reserve, and a major one by the People’s Bank of China. By indicating that it would allow market forces a greater role in setting of daily FX movements, the Chinese central bank let loose a firestorm of portfolio adjustments that it did not anticipate and for which it was not adequately prepared, ultimately costing it billions in foreign currency reserves expended to stabilize the yuan exchange rate.

Meanwhile, deftness was neither in evidence at the Fed in late September when, having long prepared the markets for an interest rate hike, the governors voted to defer it. Markets took their inaction as a sign that the US and—since Fed Chair Janet Yellen specifically referenced it—China were in even worse shape than the markets had yet appreciated. Stocks tanked; bonds rallied. It was one of the first times since the financial crisis that stocks did not rise on the prospect of additional or extended monetary stimulus, and we note this for future reference, with trepidation. Could we be observing the edge of the capacity of monetary policy to stimulate the stock market and, by extension, the economy? It was ironic that assurances by Fed governors that a rate rise was still in the works brought about a bounce in stock prices some days later.

Still, with so much of the markets’ focus on China and other EMs, there are certain fundamental realities that are evident beyond just the latest “signals” coming from the government authorities. Investors have been correct to worry about the build-up of debt in EMs—even as private sector debt ratios have slowly been managed lower in most of the developed markets since the financial crisis. Debt growth across non-Japan Asia has increased by 50 percentage points relative to the region’s aggregate GDP since 2008. Despite ultra-low interest rates that reflect highly expansive monetary policies among developed country central banks, debt service payments by September consumed more than 20% of GDP in China, Hong Kong, and Singapore. This debt build-up reinforces, or even extends, our worldview since the global financial crisis:

 GEOGRAPHIC WEIGHTINGS (%) at October 31, 2015

COUNTRY/REGION	PORTFOLIO	BENCHMARK	[1]
CANADA	3.1	6.2
EMERGING MARKETS	14.5	20.4
EUROPE EMU	27.6	22.7
EUROPE EX-EMU	23.1	25.4
JAPAN	15.4	16.9
MIDDLE EAST	0.0	0.5
PACIFIC EX-JAPAN	7.8	7.9
FRONTIER MARKETS[2]	0.0	–
OTHER[3]	4.0	–
CASH	4.5	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries with developed markets outside the Index where some holdings are incorporated.

 SECTOR WEIGHTINGS (%) at October 31, 2015

SECTOR	PORTFOLIO	BENCHMARK	[1]
CONSUMER DISCRETIONARY	8.8	12.1
CONSUMER STAPLES	14.4	10.8
ENERGY	7.0	6.5
FINANCIALS	14.3	27.1
HEALTH CARE	14.9	9.3
INDUSTRIALS	11.0	11.2
INFORMATION TECHNOLOGY	17.6	7.5
MATERIALS	6.5	6.8
TELECOM SERVICES	1.0	5.2
UTILITIES	0.0	3.5
CASH	4.5	–

1MSCI All Country World ex-US Index.

that the global economy faces a long, hard slog to return to its potential growth rate because so much focus of individuals, companies and policy makers is directed at reducing the burdens and constraints of debt.

We remind ourselves that China’s economy is now very large and increasingly complex, with the consumer sector also contributing increasingly to economic activity. This sector has been growing much faster than the capital investment side of the economy for a number of years—albeit from a low base—as the growth in employment and wages has translated into greater spending. So long as jobs don’t disappear and wages remain resilient, consumer spending appears resilient, especially given the high level of savings that has been the norm for Chinese households.

Anecdotal evidence from announcements by companies we follow closely tends to support this two-speed picture of the Chinese economy. Companies involved in heavy construction are facing terrible conditions, illustrated by heavy equipment maker Komatsu’s disclosure in early September that its unit sales in China had fallen in half versus last year, an experience echoed in arch-rival Caterpillar’s profit warning this quarter. (Neither is owned by us currently.) In lighter manufacturing, the conditions are milder: Linde, the German industrial gas supplier to a broad range of process and manufacturing industries, reports that its sales in China are still growing 5%, albeit that is half the rate of last year. Misumi Group, the Japanese component maker for manufacturers, actually reported that its volumes in China are growing 14%. Meanwhile, at the branded consumer end of the spectrum, Nike reported “greater China” revenues to have risen 30%, and profits even more, while Apple sold 87% more iPhones, and enjoyed a doubling of its revenues in China. From Apple CEO Tim Cook’s vantage point, “The rise of the middle class there is continuing, and it is transforming China.”1 Indeed, Ctrip.com, China’s largest travel agency, indicated that bookings over National Day weekend at the beginning of October rose 20-30% over last year, suggesting

1Tim Bradshaw and Hannah Kuchler, “China concerns bring Apple down to earth,”Financial Times (August 3, 2015)

8

that the average consumer remains unfazed by the stock market turmoil. That would correspond with our prior expectation that the so-called “wealth effects” of a bursting bubble on the Shanghai Stock Exchange would only be felt by the very narrow (and elite?) band of buyers of stocks, rather than more broadly across the populace.

Exploring the linkage of turmoil in China to the rest of the global economy and to other stock markets around the world requires a degree of nuance. The export sector accounts for more than a fifth of China’s economy, and is a net contributor to China’s economic activity, with China’s trading surplus of goods and services amounting to 3.7% of its total GDP in the twelve months ending September 2015. That implies that China’s imports loom almost as large as its exports; this is the key link to other economies that will affect global companies’ growth prospects. Chinese demand has represented as much as a quarter of global spending on capital goods, and, even more worrying, roughly half of all consumption of steel, aluminum, and copper. These are precisely the inputs into heavy industry and infrastructure or construction projects, which are slowing so precipitously. In contrast, China represents barely 10% of oil consumption, and only about 8% of global consumer spending. Even a significant slowing of growth (rather than a decline) in Chinese spending on oil or on consumer goods will have merely marginal, rather than dramatic, effects on those broad sectors in other economies.

In our view, markets have more than priced-in what damage to consumer-facing profits will come from China in the near term. Longer term, the global companies who are investing in their brands and their distribution networks are likely to reap the rewards that historically have redounded to such investments in other economies: sustained growth rising alongside per capita spending, with attractive profits. Likewise, the Energy sector does not face collapse due to China’s wobbles. But energy company profits and stock prices have been battered due to current over-supply, which has induced very low spot prices. As a result, valuation spreads among energy companies are at record (100-year) wide levels. This is usually a fruitful environment for contrarian thinking in any market sector. On the other hand, the sector faces secular headwinds, as doubts arise that fossil fuels will be tolerated by society for long enough to make complete use of the existing stock of proven energy reserves.

¢ PORTFOLIO STRUCTURE

Regarding our many holdings with substantial EM-oriented businesses, we are, for the most part, quite sanguine. For one thing, while their growth prospects have dimmed, EM economies are still growing roughly twice as fast as developed economies, according to recent International Monetary Fund forecasts.2 Additionally, our companies have very little exposure to the heavy industry segments that are most under pressure in China, and to the related industries supplying it from abroad. Within Industrials, JGC Corp, a Japanese LNG engineering contractor, is one that

2International MonetaryFund, World Economic Outlook (October 2015).

 TEN LARGEST HOLDINGS at October 31, 2015

COMPANY	SECTOR	COUNTRY	%
DASSAULT SYSTÈMES	INFO TECHNOLOGY	FRANCE	4.1
NESTLÉ	CONS STAPLES	SWITZERLAND	4.0
AIA GROUP	FINANCIALS	HONG KONG	3.7
ROCHE HOLDING	HEALTH CARE	SWITZERLAND	3.4
WPP	CONS DISCRETIONARY	UNITED KINGDOM	3.4
ALLIANZ	FINANCIALS	GERMANY	3.0
AIR LIQUIDE	MATERIALS	FRANCE	3.0
BAIDU	INFO TECHNOLOGY	CHINA	2.8
SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	2.7
L’ORÉAL	CONSUMER STAPLES	FRANCE	2.6

has been hurt by order deferrals in the wake of slumping oil and gas prices. We believe that gas will be favored over coal, oil, and nuclear fuels enough that international trade in gas—not least via exports from the US and Canada—will grow substantially in the future and demand for JGC Corp’s services will return before long. In the meantime, it has a very strong balance sheet and a reasonable backlog of existing orders to tide it over. We met with Finnish elevator and escalator specialist Kone in Shanghai during September. The company reports that while very large projects have dried up, their high-volume, standardized products, used in residential and office buildings are still in demand. Meanwhile, providers of elevator maintenance services are increasingly coming under regulatory scrutiny, which favors integrated, full-service suppliers such as Kone over cut-rate independents.

In other sectors, our companies continue to build their businesses across a wide array of geographies, but with an emphasis on EMs. Symrise supplies ingredients to the food, cosmetic and pet food industries; we bought shares in the company especially because of its exposure to EMs, which provides nearly a fifth of its revenues. Multinational branded food and cosmetic producers continue to invest in EMs, where long-term trends in food distribution and consumption habits are towards historic Western patterns, and expenditures on daily consumption items has continued to grow faster than elsewhere. Unilever is one such company, and it may be comforting to note that its two largest businesses in EMs (which in aggregate provide nearly three-fifths of its revenues) are the two largest EM markets after China: India and Indonesia, where Unilever has invested in brand-building and distribution for more than a century. Unicharm expanded to developing Asian markets much later, but over the past twenty years has built very strong market shares, and we believe is well placed to benefit from trends toward using disposable diapers for the very young as well as for the rising tide of elderly. We expect its current (two-fifths) proportion of EM revenues to continue to rise over the next decade, as EM sales grow significantly faster than sales in its Japanese home market.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

9

PORTFOLIO MANAGEMENT

JAFAR RIZVI, CFA
PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The International Small Companies Portfolio – Institutional Class fell 0.98% and the Investor Class fell 1.29% (net of fees and expenses in the fiscal year ended October 31, 2015. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index (the Index), rose 1.54% (net of source taxes) in this period.

¢ MARKET REVIEW

The Index gained 8.3% in the first half of the year, but in the second half, fears of a global growth slowdown sparked selling across every region and sector, with news from China a particular focus of concern. In early August, on the heels of alarming data on contracting Chinese trade with Europe and other developed economies, the People’s Bank of China announced it would change its method of managing the value of the yuan to allow the market to have greater (albeit still limited) influence over the currency. Within a few days of the announcement, the value of the yuan fell 3% versus the dollar. Investors leapt to the conclusion that conditions in the Chinese economy were so dire that the government was initiating a policy of sustained currency depreciation to recharge the competitiveness of its export sector. The prospect of China entering the area of “competitive devaluation” turned ripples of worry over slowing global growth into full-fledged fears of global deflation.

Overall, developed markets fared better than emerging markets (EMs). Among the Index regions, the European Monetary Union (EMU) performed the best (up nearly 14% in the trailing 12 months), while EMs fell 8%. Investors appeared worried about indications of cyclically high levels of US-dollar denominated debt among EM companies in a period of slowing growth. While the Federal Reserve elected in September to further delay a rate hike—it has been more than nine years since the Fed last raised the Federal Funds target rate—many believe a rate increase will happen in the near future, which would strengthen the dollar.1 Companies with interest payments in US dollars would as a result face higher interest payments in local currency terms; yet the slowing economic growth would make it incrementally more difficult for them to meet these payments. This concern has spurred a rise in capital outflows from EM countries. The Institute of International Finance (IIF) projects that there will be net outflows from

FUND FACTS at October 31, 2015
TOTAL NET ASSETS		$97.4 M
SALES CHARGE		NONE
TOTAL # OF HOLDINGS		83
TURNOVER (5 YR. AVG.)		39%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLMRX	HLMSX
CUSIP	412295875	412295883
INCEPTION DATE	6/30/2011	3/26/2007
MINIMUM INVESTMENT[1]	$100,000	$5,000
NET EXPENSE RATIO[2]	1.30%	1.55%
GROSS EXPENSE RATIO	1.59%	1.88%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement, through February 29, 2016, to waive its management fee to the extent necessary to cap the fund’s total operating expenses.

EMs in 2015 for the first time since 1988. Moreover, the magnitude of flows is expected to be significant. In 2014, EMs enjoyed net capital inflows of US$32 billion; this year, the IIF projects the net outflows will be over US$500 billion.2

From a sector perspective, the less cyclical Health Care and Consumer Staples were the best performers in the Index; the more cyclical Energy sector performed the worst. This reflected the weakening demand for commodities, including oil—the price of which slid 42% this year.

Small-cap equities outperformed large caps (measured by the MSCI All Country World ex-US Index) by more than 600 basis points in the trailing twelve months. The majority of this outperformance came from Europe, reflecting the more domestic orientation of Europe’s small companies—and consequently their smaller revenue exposure to depreciating EM currencies—as compared with their larger European counterparts.

¢ PERFORMANCE ATTRIBUTION

The Portfolio lagged the Index this fiscal year primarily due to poor stock selection in the Industrials and Consumer Discretionary sectors. In Industrials, shares of Coastal Contracts—a Malaysian company that builds, charters, and maintains specialized marine vessels for the oil & gas and mining industries—suffered from poor operating results caused by a decline in vessel deliveries. The company’s total order book remains healthy at 3.4 billion ringgit

1 Federal Reserve Bank of New York, “Federal Funds Data Historical,” October 19, 2015.

2 Jonathan Wheatley and Sam Fleming, “Capital flight darkens economic prospects for emerging markets,”Financial Times (October 1, 2015).

10

TOTAL RETURNS (%)

	for periods ending September 30, 2015					for periods ending October 31, 2015

	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*
INTL SMALL COMPANIES PORTFOLIO - INSTITUTIONAL CLASS	-5.97	7.13	–	3.62	–	-0.98	9.00	–	4.66	–
MSCI ALL COUNTRY WORLD EX-US SMALL CAP INDEX	-6.41	5.50	3.84	1.49	–	1.54	7.53	4.19	2.82	–
INTL SMALL COMPANIES PORTFOLIO - INVESTOR CLASS	-6.27	6.87	6.51	–	4.51	-1.29	8.71	6.49	–	5.03

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 6/30/11. Inception of the Investor Class, 3/26/07. Index performance prior to 6/1/07 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(US$740 million), but we continue to monitor the end market as some of these orders could be at risk of cancellation if demand remains weak. In Consumer Discretionary, German women’s fashion wear designer and manufacturer Gerry Weber announced that it did not expect to meet revenue and earnings targets for 2015, citing a tough German market, lower profitability due to expansion-related costs, and trouble integrating the fashion retailer Hallhuber, which Gerry Weber acquired this past December. We sold our position in September due to these issues.

Returns relative to the Index were helped by strong stock selection in Information Technology (IT) and Health Care. The main contributors in each of these sectors were two German companies. Gerresheimer, a manufacturer of pharmaceutical packaging, agreed to acquire Rexam Healthcare’s Centor, the leading US manufacturer of prescription vials. The acquisition boosts profitability and gives Gerresheimer more meaningful scale and presence in the US. In IT, service provider Bechtle, reported strong second-quarter 2015 earnings after a weak start to 2015. The company’s IT System House and Managed Services segment (66% of total revenues) and IT e-commerce segment (34% of total revenues) saw strong operating profit growth; overall earnings were up 14% over the same quarter last year.

Viewed regionally, the Portfolio benefited most from our zero weight in the weak Canadian market and our overweight in the EMU region. These beneficial weightings were offset by poor stock selection in the EMU and EM regions.

¢ INVESTMENT PERSPECTIVES

Capital Expenditures and Returns in a Slow-Growth World

While many of the concerns and headlines impacting market returns in the second half of the fiscal year pertained to expectations about economic growth globally, our focus continues to be analyzing individual companies’ opportunities for growth. We seek companies that can achieve sustainable growth regardless of the macro environment and have the ability and financial wherewithal to skillfully invest in their businesses to deliver high returns.

In this section, we consider companies’ capital expenditure (capex) activity in a slow growth environment—the characteristics we seek regarding capex when analyzing businesses, how the weak growth outlook might be influencing capex among international small companies broadly, and how capital expenditure trends look for the model portfolio we use in managing the International Small Companies Portfolio.

11

Our expectations regarding capex decisions are simple: If a company can generate a return on an investment that is above its cost of capital, then it should invest. If a company cannot meet that cost-of-capital hurdle, then management should distribute that money back to shareholders, either through dividends or stock buybacks, rather than invest. In theory, this is an easy formula, though we acknowledge the challenges that company managers face completing forecasts of expected return that accurately reflect the actual return!

Since the global financial crisis (GFC) of 2008–2009, the willingness of international small companies to commit to capex has trended downward, as shown in the following chart. The chart shows the median ratio of capex to sales—which provides a view of “capex intensity” by measuring the percentage of revenues spent on investment—for the universe of non-US companies with market capitalizations between US$1–5 billion. This downward trend suggests managers are struggling to find projects that can generate returns above their cost of capital in the current low-growth environment, even during this period of low interest rates.

Source:	Bloomberg.

The next chart indicates that the median capex-to-sales ratio of the companies in our model portfolio has remained fairly steady since 2008, hovering in a narrow band around 4%. We believe a reason for this more stable trend of capex investment since the GFC is that our model portfolio companies have continued to find growth opportunities despite the sluggish economic environment.

GEOGRAPHIC WEIGHTINGS (%) at October 31, 2015

COUNTRY/REGION	PORTFOLIO	BENCHMARK[1]
CANADA	0.0	6.6
EMERGING MARKETS	28.5	17.0
EUROPE EMU	22.1	24.7
EUROPE EX-EMU	16.0	21.6
JAPAN	5.0	8.1
MIDDLE EAST	0.0	0.8
PACIFIC EX-JAPAN	20.6	21.2
FRONTIER MARKETS[2]	5.3	–
OTHER[3]	0.6	–
CASH	1.9	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes countries with developed markets outside the Index where some holdings are incorporated.

SECTOR WEIGHTINGS (%) at October 31, 2015

SECTOR	PORTFOLIO	BENCHMARK[1]
CONSUMER DISCRETIONARY	12.2	17.3
CONSUMER STAPLES	11.6	6.6
ENERGY	0.6	3.0
FINANCIALS	12.7	21.5
HEALTH CARE	11.6	7.5
INDUSTRIALS	23.3	20.5
INFORMATION TECHNOLOGY	20.0	10.3
MATERIALS	2.5	9.9
TELECOM SERVICES	1.1	1.1
UTILITIES	2.5	2.3
CASH	1.9	–

1MSCI All Country World ex-US Small Cap Index.

In fiscal 2014, the most recent period for which we have meaningful data, the median capex-to-sales neared an all-time high for the model portfolio.

Source: Bloomberg; Harding Loevner International Small Companies Model Portfolio.

Reviewing the current capex-to-sales ratio relative to history can give us a window into how optimistic company management teams are about growth opportunities. However, the absolute level of capex intensity is not a primary concern of our research process. In fact, as the charts indicate, the median capex-to-sales for the model portfolio has been, and continues to be, lower than that of the broader universe. Our goal is to identify companies that we believe can generate high returns by virtue of a combination of attributes. We find such companies partly by analyzing their past records of generating returns, as we believe that businesses with strong operational records are more likely than those without one to generate above-average returns on investment in the future. We also assess various qualitative characteristics of companies—including the quality and experience of their management teams, the attractiveness and competitive structures of their industries, and their competitive advantages relative to peers—to judge whether companies’ past strong returns could be sustainable.

The final chart indicates the returns that our portfolio companies have achieved over time. Since 2008, the average return on equity (ROE) for the model portfolio has been steadily above that of the Index. We will continue seeking companies that we believe can uncover growth opportunities in their industries even in this lower-growth

12

environment, and possess the management skill and financial strength necessary to invest in these opportunities in an effort to generate solid returns for shareholders.

Source: Wilshire Atlas; Harding Loevner International Small Companies Model Portfolio; MSCI Barra.

¢ PORTFOLIO HIGHLIGHTS

Portfolio Management Team Update

Josephine Lewis, Co-Portfolio Manager of the International Small Companies Equity Strategy, resigned from Harding Loevner in October 2015. We value the contributions Josie made to Harding Loevner and the International Small Companies Equity Strategy and we wish her well in the next phase of her career.

Jafar Rizvi—a member of the strategy’s Portfolio Management team since 2011 and a Co-Portfolio Manager since 2013—now serves as Portfolio Manager. Jafar has sole responsibility for all stock-selection decisions for the portfolio.

The transition from a dual to single portfolio manager structure occasioned only modest adjustments to the portfolio. The number of holdings decreased from 88 to 83, for instance, and the portfolio’s sector and geographic weightings changed only slightly.

There has been no change to the Strategy’s fundamental investment approach. Jafar continues to adhere to the same high-quality, durable-growth philosophy and company-focused research process shared by all of Harding Loevner’s investment strategies.

Portfolio Activity

This year we made investments in companies across a variety of industries and sold some holdings whose businesses have not developed as strongly as we had thought they would.

Our purchases included two companies in Japan. Ariake is the largest producer of meat-extract-based natural seasonings in Japan, with a range of products that includes soups, sauces, bouillons, and consommé, as well as meat, seafood, and vegetable extracts. The company has a dominant market share position in Japan, where it generates nearly three-

quarters of its revenues. The growing demand from customers throughout Asia for ready-to-eat

TEN LARGEST HOLDINGS at October 31, 2015

COMPANY	SECTOR	COUNTRY	%
BECHTLE	INFO TECHNOLOGY	GERMANY	3.0
RUBIS	UTILITIES	FRANCE	2.5
INDUSTRIAL & FINANCIAL SYS.	INFO TECHNOLOGY	SWEDEN	2.5
SYNERGY HEALTH	HEALTH CARE	UNITED KINGDOM	2.4
MAX INDIA	FINANCIALS	INDIA	2.3
RPS GROUP	INDUSTRIALS	UNITED KINGDOM	2.2
HIDAY HIDAKA	CONS DISCRETIONARY	JAPAN	2.2
ALTEN	INFO TECHNOLOGY	FRANCE	2.2
WASION GROUP HOLDINGS	INFO TECHNOLOGY	CHINA	1.9
RATHBONE BROTHERS	FINANCIALS	UNITED KINGDOM	1.9

products, in addition to the traditional desire for natural-based ingredients, should support the company’s continued strong growth. We expect Ariake will also take advantage of growth opportunities in the US and Europe.

Park24 operates parking facilities throughout Japan; the business generates good cash flow and has solid growth prospects. The company’s newest opportunity for growth is the car-sharing business, an industry in its rapid-growth phase. As Japan’s largest parking-space provider and the largest car-share service provider, Park24 has an advantage over its rivals in becoming a major transportation infrastructure provider.

Our sales this period included SLC Agricola, a company that engages in the production and trade of agricultural products such as cotton, soybeans, and corn. We thought that because this is a well-managed producer with large scale, it could overcome the fact that it sells commodities to mainly three large buyers—Bunge, ADM, and Cargill. We underestimated the amount of pressure these buyers could put on SLC Agricola; even though the company generated yields per acre superior to those of its competitors, it was never able to reach the returns on capital that we had expected, and it thus failed to meet our criteria for above-average fundamental quality.

Lastly, we sold our position in the German payment service provider Wirecard. Wirecard has a dominant global position in the rapid-growth industry of online- and mobile-payment processing. Shareholders have enjoyed the benefit of these rapid growth rates as the company successfully took share throughout Europe. More recently, however, the company began pursuing anaggressive acquisition strategy in Asia, the costs of which started to weigh on the company’s free cash flows. We worried about Wirecard’s approach to allocating capital and decided that if the company did not reduce the amount it was spending on acquisitions in Asia, we would exit our position. Wirecard’s management showed no signs of altering its strategy, so we sold the position.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

13

PORTFOLIO MANAGEMENT TEAM

G. RUSTY JOHNSON, CFA	PRADIPTA CHAKRABORTTY
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

CRAIG SHAW, CFA	SCOTT CRAWSHAW
CO-LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA
PORTFOLIO MANAGER

The Institutional Emerging Markets Portfolio – Class I and Class II – and the Emerging Markets Portfolio – Advisor Class (collectively, the “Portfolios”) are both managed in strict accordance with the Emerging Markets Equity Strategy model portfolio. The Portfolios, therefore, have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

¢ PERFORMANCE SUMMARY

The Institutional Emerging Markets Portfolio – Class I declined 13.14%, the Institutional Emerging Markets Portfolio – Class II fell 13.06%, and the Emerging Markets Portfolio – Advisor Class lost 13.17%, (net of fees and expenses) in the fiscal year ended October 31, 2015. The Portfolios’ benchmark, the MSCI Emerging Markets Index (the “Index”), declined 14.53% (net of source taxes) in this period.

¢ MARKET REVIEW

Emerging market (EM) equities had a difficult trailing 12 months, with the steepest decline in the Index occurring in the second half of the fiscal year. Investors’ fears regarding EM equities since late April was stoked by a number of issues: growing concern over the true extent of China’s economic weakness, the fall in commodity prices (impacted by China’s slowing growth), the decline in oil prices, the continuing political dysfunction and Petrobras corruption scandal in Brazil, and currency weakness in many EM countries. Every country in the Index except Hungary registered a negative return with only six markets escaping a double-digit drop.

China’s slowing economy dominated the headlines throughout the summer, with anxiety about the country’s prospects reaching a fever pitch in August, when the People’s Bank of China (PBOC) made a surprise announcement that it was adjusting the pricing mechanism for the yuan. The yuan had been effectively pegged to the US dollar, and as a result had strengthened over the past year relative to global currencies. The new adjustment allowed

FUND FACTS at October 31, 2015
SALES CHARGE			NONE
TOTAL # OF HOLDINGS			76
REDEMPTION FEE			2% FIRST 90 DAYS
DIVIDEND POLICY			ANNUAL
	INSTITUTIONAL		ADVISOR
PORTFOLIO ASSETS	$2,117.9M		$2,381.7M
TURNOVER (5 YR AVG)	32%		30%
CLASS	CLASS I	CLASS II	ADVISOR
TICKER	HLMEX	HLEEX	HLEMX
CUSIP	412295701	412295842	412295305
INCEPTION DATE	10/17/2005	3/5/2014	11/9/1998
MINIMUM INVESTMENT[1]	$500,000	$25,000,000	$5,000
NET EXPENSE RATIO	1.30%[2]	1.14%[2]	1.45%
GROSS EXPENSE RATIO	1.31%	1.30%	1.45%

1Lower minimums available through certain brokerage firms; 2Shown net of Harding Loevner’s contractual agreement, through February 29, 2016, to waive its management fee to the extent necessary to cap the fund’s total operating expenses.

the market to have greater (albeit still limited) influence over the currency. Within a few days of the announcement, the value of the yuan fell 3% versus the dollar.

Investors quickly responded with alarm. They interpreted the PBOC’s move as a sign that China’s economy was slowing more rapidly than recent data suggested and that the government therefore felt compelled to spark export competitiveness to keep the growth train rolling. Yet the 3% depreciation was not remotely sufficient to close the gap between the yuan and other currencies—notably the euro—to provide a material boost to exports. Market participants feared there was much more depreciation to come and fled the probable losses ahead.

China ended up expending billions of dollars in foreign reserves to stabilize the yuan-to-dollar exchange rate, and the currency fell only a little more than 3% in the trailing 12 months through October 2015. But currency weakness elsewhere in the EM universe accounted for a large portion of the Index’s painful performance in the period.

The Russian ruble and the Brazilian real both continued to suffer from a heavy reliance on commodities and their governments’ dismal policies. In Colombia, the declining price of oil (the country’s primary export product) hurt the current account deficit and therefore pressured the peso. Turkey’s lira was pressured by the country’s high external debt levels, political turmoil, and proximity to the conflict in Syria. Countries in Asia also suffered currency depreciation (partly in response to the yuan news), reflecting a potential weakening in their competitiveness. Developed-market currencies did not escape entirely unscathed in the period, with

14

TOTAL RETURNS (%)

	for periods ending September 30, 2015							for periods ending October 31, 2015

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*			1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION*
INST. EMERGING MARKETS PORTFOLIO - CLASS I	-17.44	-2.19	-1.13	–	–	5.47	–	-13.14	-0.32	-0.09	6.26	–	6.16	–
INST. EMERGING MARKETS PORTFOLIO - CLASS II	-17.31	–	–	–	-8.65	–	–	-13.06	–	–	–	-4.27	–	–
MSCI EMERGING MARKETS INDEX	-19.28	-5.27	-3.58	4.26	-9.00	4.92	–	-14.53	-2.88	-2.80	5.69	-4.67	5.60	–
EMERGING MARKETS PORTFOLIO - ADVISOR CLASS	-17.44	-2.19	-1.21	4.60	–	–	11.03	-13.17	-0.31	-0.17	6.11	–	–	11.43

Returns are annualized for periods greater than 1 year. *Inception of Class I, 10/17/05. Inception of Class II, 3/5/14. Inception of the Advisor Class, 11/9/98. Index performance prior to 1/1/01 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

the currencies of commodity-dependent Australia and Canada depreciating more than the majority of EM currencies.

Latin America (-35%) was the weakest region within the Index, largely due to Brazil (-46%), which was downgraded from investment grade to junk status by Standard & Poor’s (S&P) and endured a 36% depreciation in the real. Mexico was a relative outperformer (-18%) and has been one of the few EM economies that seems to be showing a cyclical upturn. The country’s policy stance has been more progressive, it is not heavily dependent on commodity exports, and it has a close link to the strong US economy.

EMs in Europe (-23%) underperformed, but there was marked resilience shown by Hungary (up 13%). Turkey (-22%) remained mired in political uncertainty and faced rising security concerns.

In Asia, there was a large dispersion in returns, with Malaysia (-30%) and Indonesia (-22%) falling the most. Indonesia’s market decline reflected the country’s heavy reliance on commodity exports and ultimately Chinese demand, although the hefty depreciation of the rupiah has helped reduce the current account deficit. China (-0.5%) had the best returns in the region, although its markets exhibited extreme volatility over the course of the year. Hong Kong-listed Chinese shares, which are represented in the Index and comprise the bulk of our Portfolios’ exposure to China, rallied almost 20% in April—spurred in part by a surreal boom in locally listed Chinese A-shares—but surrendered these gains and sharply declined over the next six months following the pop in the A-share bubble.

From a sector perspective, the best performers were Health Care (-3%) and Information Technology (-5%), while Energy (-28%) and Materials (-23%) lagged. Energy was the worst performer in the Index, suffering from a further sharp reversal in crude oil prices and a severe decline in Index heavyweight Petrobras, which continued to be roiled by the corruption scandal and faced the prospect of higher financing costs following S&P’s downgrade of Brazilian sovereign debt.

¢ PERFORMANCE ATTRIBUTION

The Portfolios outperformed the Index in the fiscal year through a combination of strong stock selection and favorable allocations

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

15

by sector and geography. The Portfolios’ overweight positions in Health Care and Consumer Discretionary as well as our underweight positions in Energy and Materials, together with positive stock selection in Industrials and Consumer Discretionary, helped offset our weak stocks in Consumer Staples, Financials, and Information Technology (IT). The Portfolios’ returns within Industrials benefited from CRRC Corporation and Mexican airport operator ASUR. CRRC Corporation was formed over the summer through a merger of CNR and Portfolio holding CSR Corporation, a Chinese manufacturer of high-speed electric locomotives and related equipment. CSR was a beneficiary of China’s targeted investment in transportation infrastructure as well as expectations of synergies following the merger. We sold CSR in May following a spike in its share price that took it well beyond our estimates of reasonable value.

Negative stock selection in Consumer Staples stemmed mainly from our holding in Pão de Açúcar, a Brazilian grocer, whose stock suffered in US dollar terms from the double-digit decline in the value of the real. In the IT sector, the main detractors were MediaTek, Largan Precision, and Baidu. Shares of Taiwan’s MediaTek, a maker of chips for smartphones and tablets, reflected a maturing smartphone market where volume growth is moderating from the high rates of past years, especially in the key China handset market. The weaker currencies in many EM countries have also pushed up the local prices of smartphones, dampening demand.

By geography, relative returns were positive across all major EM regions with additional contributions from UK-listed holdings SABMiller (SAB) and Hikma Pharmaceuticals. SAB announced in August that Anheuser-Busch Inbev intended to make an offer for the company, which was confirmed in October. Stock selection was positive in China with key contributions from CRRC Corporation and Ctrip.com. The Portfolios’ exposure to frontier

GEOGRAPHIC WEIGHTINGS (%) at October 31, 2015

COUNTRY/REGION	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX	BENCHMARK	[1]
BRAZIL	5.4	5.5	5.9
CHINA + HONG KONG[2]	22.0	22.3	23.9
INDIA	11.0	11.1	8.4
MEXICO	6.2	6.3	4.8
RUSSIA	4.1	4.2	3.7
SOUTH AFRICA	8.2	8.2	7.9
SOUTH KOREA	6.2	6.2	16.2
TAIWAN	9.7	9.8	12.4
SMALL EMERGING MARKETS[3]	14.7	14.9	16.8
FRONTIER MARKETS[4]	2.0	2.0	–
DEVELOPED MARKET LISTED[5]	7.5	7.7	–
CASH	3.0	1.8	–

1MSCI Emerging Markets Index; 2The Institutional Emerging Markets Portfolio’s end weight in China is 16.9% and Hong Kong is 5.1%. The Advisor Class’ end weight in China is 17.1% and Hong Kong is 5.2%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

SECTOR WEIGHTINGS (%) at October 31, 2015

SECTOR	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX	BENCHMARK	[1]
CONSUMER DISCRETIONARY	14.5	14.7	9.5
CONSUMER STAPLES	9.2	9.3	8.5
ENERGY	5.8	5.9	7.7
FINANCIALS	27.5	27.9	28.8
HEALTH CARE	7.5	7.6	2.9
INDUSTRIALS	6.6	6.7	7.3
INFORMATION TECHNOLOGY	18.9	19.1	18.5
MATERIALS	2.3	2.3	6.5
TELECOM SERVICES	3.7	3.7	7.0
UTILITIES	1.0	1.0	3.3
CASH	3.0	1.8	–

1MSCI Emerging Markets Index.

markets was a detractor this period, as was our underweight in emerging Asia.

¢ PERSPECTIVES AND OUTLOOK

Cyclical Downturn, Not Structural Decline

EM countries are without question facing strongly negative cyclical pressures. But we do not share the views of some who, in the wake of the declines in EM equities since April this year, have expressed doubts about the long-term merits of the asset class. We think these views are too often a case of pointing to cyclical issues but interpreting them as structural declines. Moreover, EM countries are still...emerging. Obstacles sometimes stand in the way of their respective long-term paths to development; recent instances include the fall in commodity prices as well as policy missteps. Many have come a long way since we launched this Strategy 17 years ago, but most still have much to do to bring consumption levels of goods and especially services closer to developed-market levels. This is the key reason their equity markets remain a source of compelling investment opportunities.

Within the EM universe, Brazil has been the archetype of a country facing severe economic and political troubles. During the heyday of China’s seemingly insatiable demand for commodities, Brazil’s government did not undertake constructive reforms when exports and the economy were strong. The country is paying for these decisions now as the downside of the cycle bites. Further, the huge scale of the Petrobras corruption could have serious implications for the economy, including freezing investment projects and repelling foreign and domestic capital. It will take hard and slow work for Brazil to recover from the current trough, including the implementation of fiscal and regulatory reforms that will inspire renewed confidence and attract capital back into its markets.

But we must not lose sight of the progress Brazil has made as well as its continued capacity for change. While the extent of the Petrobras scandal is unprecedented, the level of public disclosure, outcry, and the ultimate response (i.e., arrests) has been equally large. The saga has been a positive sign that the country’s democracy

16

is developing teeth. Further, Brazil pledged amid this crisis to uphold fiscal discipline and to increase fuel prices. This increase should help rebalance the cash flows Petrobras needs to service its debt and develop its massive oil reserves.

China also faces a daunting mix of simultaneous cyclical pressures and developmental challenges—managing a slowing economy after decades of unremitting, rapid growth; liberalizing long-standing state controls over commerce; and orchestrating a vast shift in its US$10 trillion economy from one based on investment to one driven by consumption. The government has sometimes stumbled in addressing these challenges, including its clumsy handling of the equity A-share bubble early in the summer and its poorly communicated depreciation of the yuan. But free capital markets can be unruly and difficult to handle even for governments confident in their functioning. Our view is that the administration of President Xi Jinping is striving to implement a generally positive economic agenda that includes reforming unproductive state-owned enterprises, improving (and making more transparent) the financing of local governments, and establishing more constructive relations with US and European economies on a wide range of commercial issues. In the end, structural reform tends to make the biggest difference to long-range economic prospects, and it is well worth the transitory costs.

The currency depreciations over the past year or so may help many countries. The basic laws of economics posit those countries that have suffered the largest devaluations will begin to take greater share in their export markets and their imports will slow thereby improving their current account positions. However, with global growth continuing to decelerate, the impact on exports is likely to be modest until aggregate demand improves. But we are beginning to see some more meaningful improvement on the import side, with trade deficits narrowing in some countries, including Indonesia and India, and forecasts of current account balances improving. Narrowing these deficits can be a painful process due to reduced consumption and a slowed economy, but it should reap benefits down the road from more stable currencies and more positive outlooks.

¢ PORTFOLIO ACTIVITY

Much of our portfolio activity in the trailing 12 months involved taking advantage of attractive valuations to add to existing holdings. Our additions focused on companies with some of the worst-performing stocks—notably within the Energy sector and among Latin American banks.

In Latin America, we added to our positions in Bancolombia and Banco Bradesco. Bancolombia is one of Colombia’s leading banks in a country where credit penetration—especially to households and small- and medium-sized businesses—remains low. Banco Bradesco is the second-largest private sector bank in Brazil. The company makes only one-third of its profits from lending and the balance from fees and insurance products.

TEN LARGEST HOLDINGS at October 31, 2015

COMPANY	SECTOR	COUNTRY	INSTITUTIONAL HLMEX / HLEEX	ADVISOR HLEMX
SAMSUNG ELECTRONICS	INFO TECHNOLOGY	SOUTH KOREA	4.8	4.8
TAIWAN SEMICONDUCTOR	INFO TECHNOLOGY	TAIWAN	3.7	3.7
AIA GROUP	FINANCIALS	HONG KONG	2.8	2.8
TENCENT HOLDINGS	INFO TECHNOLOGY	CHINA	2.4	2.4
CHINA MOBILE	TELECOM SERVICES	CHINA	2.1	2.2
CTRIP.COM	CONS DISCRETIONARY	CHINA	2.1	2.1
NASPERS	CONS DISCRETIONARY	SOUTH AFRICA	2.1	2.1
HIKMA PHARMACEUTICALS	HEALTH CARE	UNITED KINGDOM	2.0	2.0
SUN PHARMACEUTICAL	HEALTH CARE	INDIA	1.9	1.9
GF BANORTE	FINANCIALS	MEXICO	1.8	1.9

Two sales this period were cement producer Semen Indonesia and South Korean internet company Naver. In Indonesia, we were concerned about government moves to control cement pricing and, more alarming, the prospect of additional capacity from both existing and new competitors that together introduced uncertainties over the long-term returns on Indonesian cement. We sold Naver primarily due to rising concerns over the company’s ability to effectively monetize its key Japanese internet property.

We established a position in El Puerto de Liverpool (Liverpool), Mexico’s leading department store chain. Liverpool has a nationwide presence and over 50% market share in the local department store segment. Key to its model, Liverpool is the largest nonbanking charge-card issuer in the country, where it has a long history of granting limited credit to its customers. We have monitored the company for three years and decided to invest following a period of sharp depreciation of the peso coupled with Mexico’s improving outlook for consumer growth.

Over the year, we also increased exposure to China and Hong Kong, lifting our combined weight in these markets to just over 22% in both Portfolios. We established a new position in the leading cellular giant China Mobile, which we have owned in the past. It is the dominant cellular carrier in the country with over 800 million subscribers. Though that colossal figure may not grow much, its 4G customer base is expected to grow from 90 million to 250 million by the end of 2015, leading to a higher per-customer billing figure. The company is cash-rich, and, as a state-owned enterprise, apt to increase its focus on capital allocation with ample room to increase its pay outs to investors.

We also purchased Tingyi Holding, a food and beverage company. Tingyi’s instant noodle business is impressive, with a market share of nearly 50% by volume and almost 60% by value. Its competitive environment is improving, and we see opportunities for margin expansion and increasing profit growth.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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PORTFOLIO MANAGEMENT TEAM

PRADIPTA CHAKRABORTTY	G. RUSTY JOHNSON, CFA
LEAD PORTFOLIO MANAGER	PORTFOLIO MANAGER

BABATUNDE OJO, CFA
PORTFOLIO MANAGER

RICHARD SCHMIDT, CFA
PORTFOLIO MANAGER

¢ PERFORMANCE SUMMARY

The Frontier Emerging Markets Portfolio – Institutional Class declined 18.35% and the Investor Class declined 18.64% (net of fees and expenses) in the fiscal year ended October 31, 2015. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, fell 19.42% (net of source taxes).

¢ MARKET REVIEW

The MSCI Frontier Emerging Markets (FEM) Index’s decline accelerated in August after the People’s Bank of China (PBOC) announced that it would reform its daily fixing mechanism to allow the market to play a more important role in determining the exchange rate of the yuan. As a result, the currency depreciated 3% against the US dollar in a matter of two days. This modest decline nevertheless stoked anxieties among investors that the PBOC implemented this move to combat a slowdown in China even sharper than many investors had feared. The seeming reinforcement of concerns about the largest marginal source of economic growth in the world put investors in a “risk-off” mood, which sent the US dollar value of stocks, currencies, and commodities falling around the globe. The drop in commodity prices further hurt the currencies of countries dependent on them for exports, adding to the sell-off in the FEM universe.

Latin America was the worst-performing region by a wide margin this fiscal year, and Colombia was the worst performer in the region, down 44%, largely due to the Colombian peso depreciation of 29% against the US dollar. The peso continues to suffer from low oil prices given that 50% of its export proceeds comes from energy-related products. Peru saw its market fall because of MSCI’s announcement of a plan to downgrade the country to frontier market status due to the lack of local companies meeting the index provider’s EM investability standards and a shift in domicile to the US of one of the qualifying securities.1 Although on September 30, MSCI delayed the decision for eight months, investors had already trimmed their exposure.2 Though Argentina was the

FUND FACTS at October 31, 2015
TOTAL NET ASSETS		$497.3 M
SALES CHARGE		NONE
TOTAL # OF HOLDINGS		79
TURNOVER (5 YR. AVG.)		39%
REDEMPTION FEE		2% FIRST 90 DAYS
DIVIDEND POLICY		ANNUAL
	INSTITUTIONAL CLASS	INVESTOR CLASS
TICKER	HLFMX	HLMOX
CUSIP	412295867	412295859
INCEPTION DATE	5/27/2008	12/31/2010
MINIMUM INVESTMENT[1]	$100,000	$5,000
EXPENSE RATIO	1.77%	2.22%

[1]Lower	minimums available through certain brokerage firms.

region’s worst performer for much of the year, the market rallied in October on the back of business-friendly presidential candidate Mauricio Macri’s strong showing in the polls, which triggered the first run-off election in the country’s history. During the year, the market moved in line with political news flow, especially in the run up to the October elections. Prior to the election, polls had shown Daniel Scioli of the ruling Front for Victory party on pace to secure a first-round victory.3 Investors had perceived this information as negative for the country because it signaled the continuity of the sitting president’s ruinous interventionist economic policies. The October rally reversed this performance, and Argentina gained in the year.

All other regions declined. Africa fell over the year, and Nigeria and Egypt—both down over 20% in dollar terms—were the chief decliners in the region for the year. The Egyptian market slid to a low not seen since 2013 as the Egyptian central bank allowed its currency to depreciate in a bid to address US dollar scarcity and attract foreign investments. Nigeria is in a standoff between the market and the government on equilibrium pricing for the Nigerian naira. The central bank thinks the currency adjustment made to combat the oil price decline during 4Q14 and 1Q15 is enough, but investors and local businesses believe the currency needs to fall further to attract dollars and foreign investment. The disagreement has introduced uncertainty as to whether there will be further devaluations. In addition to currency weakness, the Nigerian government also had to contend with constrained financial resources in the wake of oil-price declines. Some state governments have been struggling to pay workers’ salaries, with months

1 “MSCI to Consult on a Market Reclassification for the MSCI Peru Indexes.” MSCI, Press Release (August 13, 2015).

2 “Conclusions of the Consultation on the Potential Market Classification for the MSCI Peru Index.” MSCI, Press Release (September 30, 2015).

3 Mander, Benedict, “Daniel Scioli Powers to Lead in Argentina Polls,” The Financial Times (September 28, 2015).

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TOTAL RETURNS (%)

	for periods ending September 30, 2015					for periods ending October 31, 2015

	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*		1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION*
FRONTIER EMERGING MARKETS PORTFOLIO - INSTITUTIONAL CLASS	-21.07	4.17	0.86	–	-2.88	-18.35	3.39	0.11	–	-2.86
MSCI FRONTIER EMERGING MARKETS INDEX	-24.82	-0.26	-0.23	-1.40	–	-19.42	0.58	-0.51	-0.64	–
FRONTIER EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	-21.48	3.71	–	-0.19	–	-18.64	3.02	–	-0.18	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, 5/27/08. Index performance prior to 12/2/08 cannot be shown since it relies on back-filled data. Inception of the Investor Class, 12/31/10.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting www.hardingloevnerfunds.com. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 90 days or less; otherwise, total returns would be reduced.

The charts below illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table above and charts below do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

of accumulated salary in arrears.4 The management teams of the consumer companies we spoke to cited the multiplier effect of these unpaid salaries as one reason for poor performance.

However, the country has also undergone significant positive change. The country had a relatively peaceful election in March 2015 and a smooth transition of power in May to the former opposition party, led by current President Muhammadu Buhari. This landmark event represented the first democratic cross-party transition of power in the country’s history. Despite criticism for his slow pace, Buhari has followed through on his promise to clamp down on corruption and step up the fight against Boko Haram insurgents and terrorism as a whole.5 Anecdotal evidence from our conversations with a range of company managements is that the security situation is improving. In summary, the short-term outlook of Nigeria is challenging, but we think the prevailing issues are more cyclical and less structural.

In Europe, Kazakhstan was by far the worst-performing market in the Index, down 52% in dollar terms. The central bank had been in denial for over a year, persistently refuting the idea of devaluing the Kazakhstani tenge despite relentlessly low oil prices and the overvaluation of its currency against its trading partners.6 The central bank finally allowed the currency to float in August after

China’s currency move.7 With China as Kazakhstan’s largest export market, the tenge plunged 30% against the US dollar in two days. On the other hand, Estonia was one of the best-performing markets in the Index, gaining 4% in US dollars. Index heavyweight Tallink Grupp—a cruise and transport ferry operator on the Baltic Sea—was responsible for all of that gain. The company enjoyed significant earnings growth on the back of lower oil prices and improved route optimization, which boosted revenue.8

Asia, of course, includes China, the epicenter of the currency tremors. Four of the region’s five frontier emerging countries were unsurprisingly caught up in the instability. In particular, central banks in the Philippines, Vietnam, Sri Lanka, and Pakistan—all of which have significant trade ties with China—executed copycat devaluations in a bid to maintain export competitiveness relative

4 Philip Ross, “In Nigeria, Buhari’s Government Can’t Afford to Pay State Employees, Governors Demand Bailout Amid Financial Crisis,” International Business Times (June 17, 2015).

5 Ben Agande, “Why Buhari is slow – Adeshina,” Vanguard, (June 28, 2015).

6 Solovyov, Dmitry, “Kazakh Central Banks Says Won’t Allow ‘Shock Devaluation.’” Reuters, (February 11, 2015).

7 Kramer, Andrew, “Kazakhstan’s Currency Plunges.” The New York Times, International Business (August 20, 2015).

8 Fuel cost accounts for a significant portion of the operating cost of a cruise ferry.

19

to China. The outlier was the Bangladeshi taka, which remained stable during the period as it has during the last two years. We will discuss Bangladesh in greater detail later in this letter.

Similar to the performance on a geographic basis, all sectors lost value in the fiscal year. The Energy sector led the decline with a massive 45% slide, largely due to the 42% fall in Brent crude price during the period. Other laggards relative to the Index were the Consumer Staples, Materials, and Telecom Services sectors. The Consumer Staples sector was weak mostly in countries that experienced economic slowdown and currency depreciation due to a fall in commodity prices. Materials stocks suffered for reasons general and specific. The metals and mining industry group declined because of slumps in global metal prices. Shares of Telecom Services companies remained weak, though the further declines generally reflect intensifying price competition.

¢ PERFORMANCE ATTRIBUTION

The Portfolio’s positive stock selection in Consumer Staples contributed most to the Portfolio’s outperformance. Bangladeshi packaged food company Olympic Industries showed continued outperformance as sales growth and declines in capex led to better returns on capital. An overweight in Consumer Discretionary also helped the Portfolio’s performance. On the other side of the ledger, stock selection in the poorly performing Industrials sector detracted most from performance.

Viewed geographically, the Portfolio benefited from good allocations across regions. Our underweight to poorly performing Latin America helped relative returns most. Stock selection in Europe, especially our bank holdings in Kazakhstan (Halyk Savings Bank) and Romania (Banca Transilvania), also contributed to relative returns. Our stock selection in Latin America, namely our Colombian cement holdings (Cementos Argos and Cemex Latam Holdings), detracted from relative performance.

¢ INVESTMENT PERSPECTIVES

The impact of commodity prices on frontier markets

In our 2014 year-end report, we analyzed the impact of the fall in oil price on our Portfolio holdings. Given the plunge in global

GEOGRAPHIC WEIGHTINGS (%) at October 31, 2015

REGION	PORTFOLIO	BENCHMARK	[1]
AFRICA	24.9	17.8
ASIA	35.7	36.4
EUROPE	7.1	5.1
GULF STATES	17.9	13.9
LATIN AMERICA	9.5	24.7
MIDDLE EAST	0.4	2.1
DEVELOPED MARKET LISTED[2]	3.8	–
CASH	0.7	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or emerging markets companies listed in developed markets.

SECTOR WEIGHTINGS (%) at October 31, 2015

SECTOR	PORTFOLIO	BENCHMARK	[1]
CONSUMER DISCRETIONARY	13.8	1.2
CONSUMER STAPLES	18.4	6.7
ENERGY	4.6	6.5
FINANCIALS	37.4	53.8
HEALTH CARE	4.0	1.6
INDUSTRIALS	2.4	8.1
INFORMATION TECHNOLOGY	0.4	0.0
MATERIALS	12.8	8.4
TELECOM SERVICES	4.6	10.6
UTILITIES	0.9	3.1
CASH	0.7	–
1MSCI	Frontier Emerging Markets Index.

commodity prices—beyond just oil—we would like to extend the analysis to include relevant commodities. We acknowledge the impact of cheaper commodities on companies in our investment universe is complex, but in our analysis we seek to reveal the risk exposures and vulnerabilities at a broad level. Companies with direct exposure to oil and gas, as represented by the Energy sector stocks, account for about 5% of the Portfolio as of October 31, 2015, compared to about 7% in the Index. In addition, agricultural producers and metal miners constitute less than 1% of the Portfolio. Countries’ indirect exposures to commodity prices, therefore, represent far more risks to the equity markets than do their direct exposures. It is important to note that the structure of the Portfolio is determined by bottom-up stock picking from our analysts using a consistent approach of investment in high-quality, long-duration growth companies across the investment universe; domicile of the companies is a secondary—if important—consideration. Still, from a country risk perspective, we can observe the countries in the FEM universe in which our holdings are located falling into five broad groups:

1) Oil-exporting countries with free or managed floating currencies: This group comprises Colombia, Kazakhstan, and Nigeria, which together account for 13% of our Portfolio. These countries face the most risk from a fall in oil prices due to the double-whammy effect of weakening currencies and subdued growth from government spending cuts.

2) Oil-exporting countries with currency pegs: The Gulf States of Qatar, Kuwait, United Arab Emirates, and Saudi Arabia collectively represent 18% of the Portfolio. These countries have abundant foreign reserves and accumulated national wealth. The impact of an oil price fall on this group would likely be limited to a reduction in government spending, especially for countries that decide not to dip into national savings or borrow to maintain spending.

3) Metal-exporting countries: This group includes Peru, Tanzania, Ghana, and Laos, which together account for 5% of

20

the Portfolio.9 These countries have a high proportion of gold, copper, and other metals as a percentage of their exports. As these countries run managed floating currency regimes, they are exposed to similar adjustments as the oil exporters in Group One.

4) Agricultural commodity exporters: Kenya is our investment universe’s only real example of a country with high dependence on agricultural commodities such as tea, horticulture, coffee, and legumes. It represents about 10% of the Portfolio.

5) Net commodity-importing countries: These countries should benefit from a decline in commodity prices overall. They represent over half of the Portfolio and include a long list of countries, including Asian ones such as the Philippines, Bangladesh, Pakistan, and Sri Lanka. Cheaper commodities should support currencies and help lower inflation.

The point is to show that a larger part of the Portfolio (and the Index) should either be neutral or slightly benefit from lower commodity prices in the longer term. The precipitous fall in commodities in the past year has represented a more immediate pain for the exporters, but the benefit to the importers has been slow and gradual with follow-on impacts still to come.

Bangladesh: political stability should spark growth momentum

Today we have a 8% weight in Bangladesh, compared to the benchmark’s 1%. Politics remained a source of instability for Bangladesh throughout 2014, after the acrimonious elections in January that year were boycotted by leading opposition party Bangladesh Nationalist Party (BNP) and its allies. Following the first anniversary of the elections in January 2015, the BNP attempted to force the Bangladesh Awami League (AL) government into holding fresh elections by calling for a nationwide transport blockade. The BNP’s blockade ran for three months, from January to April 2015, but appears to have withered with no tangible gains in terms of concessions from the ruling AL government. Furthermore, the BNP failed to garner support from the population and the military.

We visited Bangladesh in September 2015 and observed that the political unrest is over. With the political climate stabilizing and with power and decision-making authority concentrated in the hands of the AL government, the country should resume economic growth. Bangladesh’s economy is projected to grow at 6.0% for the next several years as political unrest abates and foreign investment starts to return.10 The government’s ongoing focus on infrastructure development is positive for the manufacturing sector, which should act as a tailwind for Bangladesh’s economy over the longer term.

Political normalization in Bangladesh should also stimulate credit growth, which has declined from 19.2% in FY 2012 to 12.6% in FY 2014.11 This process will likely be gradual as business confidence must return to a pre-crisis level and banks must repair their balance sheets—which continue to face asset quality issues, especially with respect to certain large corporate borrowers. Our bank holding in Bangladesh, Brac Bank, has traditionally focused on small- and medium-sized

TEN LARGEST HOLDINGS at October 31, 2015

COMPANY	SECTOR	COUNTRY	%
UNIVERSAL ROBINA	CONS STAPLES	PHILIPPINES	4.3
EQUITY BANK	FINANCIALS	KENYA	3.7
JARIR MARKETING	CONS DISCRETIONARY	SAUDI ARABIA	3.5
HOA PHAT GROUP	MATERIALS	VIETNAM	3.3
HERFY FOOD SERVICES	CONS DISCRETIONARY	SAUDI ARABIA	3.2
COMMERCIAL INTL BANK	FINANCIALS	EGYPT	2.9
OLYMPIC INDUSTRIES	CONS STAPLES	BANGLADESH	2.9
KOLAO HOLDINGS	CONS DISCRETIONARY	SOUTH KOREA	2.8
EAST AFRICAN BREWERIES	CONS STAPLES	KENYA	2.6
SQUARE PHARMACEUTICALS	HEALTH CARE	BANGLADESH	2.5

enterprises (SMEs) rather than corporate lending and has built up a solid franchise in that market segment. Established in 1999, Brac Bank has been one of the fastest-growing SME-focused banks in the country. Today the bank enjoys a large branch network across Bangladesh, credit relationships with over 83,000 entrepreneurs, and high market share in small business lending. SMEs have traditionally been perceived as risky and are thus neglected by other banks; yet the SME sector plays a significant role in generating growth and creating employment in Bangladesh. Also noteworthy is that in an environment characterized by generally lax risk-management practices and deteriorating asset quality in the sector, Brac’s nonperforming loans ratio has declined over 2014 from 6.5% to 5.7%, roughly half of the sectorwide ratio.12

Seeking to capitalize on untapped opportunity in the unbanked segment, in 2011 Brac Bank formed mobile banking platform bKash, subsequently attracting the International Finance Corporation and Bill & Melinda Gates Foundation as investors. The bKash platform enables users to transfer money and access mobile financial services. Total mobile wallet customers in Bangladesh grew 92% in 2014 to 25 million as an increasing number of unbanked people joined formal banking activities through the affordable convenience of mobile phones. With 18 million customers, bKash enjoys 72% market share, making it the clear leader in Bangladesh’s mobile banking industry.13

We hold Brac’s leadership team in high regard as it has adhered to its principles of transparency, focus on shareholder value, and good corporate governance. While we anticipate continuing challenges in Bangladesh, Brac’s management should successfully navigate these challenges and guide the bank to profitable growth.

9Ghana is a unique case that cuts across our groupings (its exports breakdown is 40% gold, 20% crude oil, and 15% cocoa), but we categorized it as a metal exporter because of the high weight of gold.

10“Economic Outlook – Q4 2015,”BMI Research, Business Monitor International (21 September 2015).

11“Bangladesh Strategy Report 2015,” City Brokerage Ltd. (2015).

12“Brac Bank 2014 Annual Report,”Brac Bank (March 23, 2015).

13Reza, Mohammad, “Uncovering Bangladesh,” City Brokerage Ltd. (2015).

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

21

¢ DISCLOSURES

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

Companies held in the Portfolios during the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and sector and geographic allocations should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector & Geographic Weightings data is sourced from: Wilshire Atlas, Harding Loevner Portfolios, and MSCI Barra. Differences may exist between this source data and similar information reported in the financial statements due to timing differences and/or adjustments required pursuant to Generally Accepted Accounting Principles (GAAP).

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

INDEX DEFINITIONS

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 45 developed and emerging markets countries and targets companies within a market capitalization range of USD 4–7,876 million (as of October 31, 2015) in terms of the companies’ full market capitalization. Net dividends reinvested.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 23 emerging market countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 23 frontier markets and 4 emerging markets. Net dividends reinvested.

You cannot invest directly in these Indices.

TERM DEFINITIONS

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Return on Capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Return on Equity (ROE) is the net income divided by total common equity outstanding, expressed as a percent.

Revenue is the amount of money that a company actually receives during a specific period, including discounts and deductions for returned merchandise.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

22

HARDING, LOEVNER FUNDS, INC.

Annual Report

October 31, 2015

HARDING LOEVNER

Fundamental. Thinking. Worldwide.

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

October 31, 2015 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2015.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period * (May 1, 2015 to October 31, 2015)
Global Equity Portfolio — Institutional Class
Actual	$1,000.00	$986.00	0.93%	$4.66
Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	0.93%	4.74
Global Equity Portfolio — Advisor Class
Actual	1,000.00	985.10	1.17%	5.85
Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	1.17%	5.96
International Equity Portfolio — Institutional Class
Actual	1,000.00	919.40	0.85%	4.11
Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	0.85%	4.33
International Equity Portfolio — Investor Class
Actual	1,000.00	917.70	1.18%	5.70
Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	1.18%	6.01
International Small Companies Portfolio — Institutional Class
Actual	1,000.00	946.30	1.30%	6.38
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	1.30%	6.61
International Small Companies Portfolio — Investor Class
Actual	1,000.00	944.10	1.55%	7.60
Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	1.55%	7.88
Institutional Emerging Markets Portfolio — Class I
Actual	1,000.00	868.40	1.31%	6.17
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	1.31%	6.67
Institutional Emerging Markets Portfolio — Class II
Actual	1,000.00	867.70	1.14%	5.37
Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	1.14%	5.80
Emerging Markets Portfolio — Advisor Class
Actual	1,000.00	866.70	1.45%	6.82
Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	1.45%	7.37
Frontier Emerging Markets Portfolio — Institutional Class
Actual	1,000.00	854.30	1.82%	8.51
Hypothetical (5% annual return before expenses)	1,000.00	1,016.03	1.82%	9.25
Frontier Emerging Markets Portfolio — Investor Class
Actual	1,000.00	854.10	2.25%	10.52
Hypothetical (5% annual return before expenses)	1,000.00	1,013.86	2.25%	11.42

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 99.2%

China - 4.1%

Baidu Inc. - Sponsored ADR (Software & Services)*	82,900	$15,541,263

Ctrip.com International Ltd. - ADR (Retailing)*	120,100	11,165,697

Tencent Holdings Ltd. (Software & Services)†	464,100	8,709,843

		35,416,803

France - 4.7%

Air Liquide SA (Materials)†	88,100	11,396,902

Dassault Systemes SA (Software & Services)†	124,400	9,815,380

Essilor International SA (Health Care Equipment & Services)†	76,400	10,025,729

L’Oreal SA (Household & Personal Products)†	50,500	9,200,810

		40,438,821

Germany - 0.8%

Linde AG (Materials)†	41,900	7,267,192

Hong Kong - 2.2%

AIA Group Ltd. (Insurance)†	3,232,900	18,877,897

India - 1.9%

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,918,500	16,537,470

Indonesia - 0.8%

Bank Central Asia Tbk PT (Banks)†	7,514,124	7,054,093

Italy - 1.2%

Tenaris SA - ADR (Energy)	428,350	10,824,405

Japan - 8.6%

ABC-Mart Inc. (Retailing)†	199,016	11,086,271

FANUC Corp. (Capital Goods)†	49,100	8,640,515

Kakaku.com Inc. (Software & Services)†	336,188	6,277,624

Keyence Corp. (Technology Hardware & Equipment)†	17,396	9,028,886

M3 Inc. (Health Care Equipment & Services)†	700,437	13,469,890

Makita Corp. (Capital Goods)†	180,000	9,816,464

MonotaRO Co., Ltd. (Capital Goods)†	353,100	9,060,189

Stanley Electric Co., Ltd. (Automobiles & Components)†	402,463	7,645,884

		75,025,723

	Shares	Value
COMMON STOCKS - 99.2% (continued)

Mexico - 0.8%

America Movil SAB de CV, Series L - Sponsored ADR (Telecommunication Services)	403,800	$7,191,678

Russia - 1.9%

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	145,300	6,599,551

Yandex NV, Class A (Software & Services)*	632,100	10,176,810

		16,776,361

South Africa - 2.1%

MTN Group Ltd. (Telecommunication Services)†	775,000	8,823,144

Sasol Ltd. (Energy)†	295,730	9,418,784

		18,241,928

Spain - 1.5%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	952,600	8,189,252

Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)†	105,700	4,898,712

		13,087,964

Sweden - 2.2%

Atlas Copco AB, Class A (Capital Goods)†	332,600	8,649,571

Elekta AB, Class B (Health Care Equipment & Services)†	1,326,200	10,248,938

		18,898,509

Switzerland - 5.1%

Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)*†	74,900	10,978,442

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	174,600	13,308,012

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	40,700	11,024,086

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	67,600	9,216,840

		44,527,380

Turkey - 0.8%

Turkiye Garanti Bankasi A/S - ADR (Banks)	2,695,400	6,967,609

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 99.2% (continued)

United Kingdom - 4.5%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	311,683	$2,882,010

ARM Holdings plc - Sponsored ADR (Semiconductors & Semiconductor Equipment)	165,900	7,868,637

Rotork plc (Capital Goods)†	2,299,300	6,635,075

Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)†	112,500	8,518,852

WPP plc (Media)†	574,800	12,882,830

		38,787,404

United States - 56.0%

3M Co. (Capital Goods)	75,200	11,822,192

Abbott Laboratories (Health Care Equipment & Services)	205,300	9,197,440

AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	177,000	10,540,350

Alphabet Inc., Class A (Software & Services)*	34,550	25,476,825

Amazon.com Inc. (Retailing)*	27,050	16,930,595

American Express Co. (Diversified Financials)	181,400	13,289,364

Bunge Ltd. (Food, Beverage & Tobacco)	109,400	7,981,824

Cognex Corp. (Technology Hardware & Equipment)	236,700	8,899,920

Colgate-Palmolive Co. (Household & Personal Products)	212,600	14,106,010

DaVita HealthCare Partners Inc. (Health Care Equipment & Services)*	220,900	17,121,959

eBay Inc. (Software & Services)*	373,200	10,412,280

Exxon Mobil Corp. (Energy)	136,000	11,252,640

F5 Networks Inc. (Technology Hardware & Equipment)*	147,800	16,287,560

Facebook Inc., Class A (Software & Services)*	110,700	11,288,079

First Republic Bank (Banks)	287,900	18,802,749

IMS Health Holdings Inc. (Health Care Equipment & Services)*	600,300	16,340,166

IPG Photonics Corp. (Technology Hardware & Equipment)*	129,700	10,715,814

Lazard Ltd., Class A (Diversified Financials)	228,100	10,565,592

	Shares	Value
COMMON STOCKS - 99.2% (continued)

United States - 56.0% (continued)

MasterCard Inc., Class A (Software & Services)	179,000	$17,719,210

Microsoft Corp. (Software & Services)	197,200	10,380,608

Monsanto Co. (Materials)	83,800	7,811,836

NIKE Inc., Class B (Consumer Durables & Apparel)	264,300	34,631,229

PayPal Holdings Inc. (Software & Services)*	373,200	13,438,932

Priceline Group Inc. (Retailing)*	15,650	22,758,856

Red Hat Inc. (Software & Services)*	115,200	9,113,472

Roper Technologies Inc. (Capital Goods)	129,500	24,132,325

salesforce.com Inc. (Software & Services)*	128,900	10,016,819

Schlumberger Ltd. (Energy)	355,900	27,817,144

SVB Financial Group (Banks)*	140,600	17,163,042

Trimble Navigation Ltd. (Technology Hardware & Equipment)*	281,900	6,413,225

Verisk Analytics Inc. (Commercial & Professional Services)*	256,600	18,375,126

Waters Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	77,300	9,878,940

Wells Fargo & Co. (Banks)	301,200	16,306,968

		486,989,091

Total Common Stocks (Cost $690,548,404)		$862,910,328

PREFERRED STOCKS - 0.5%

Spain - 0.5%

Grifols SA - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	125,900	4,382,579

Total Preferred Stocks (Cost $4,291,823)		$4,382,579

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
SHORT TERM INVESTMENTS - 0.7%

Northern Institutional Funds - Prime Obligations Portfolio, 0.07% (Money Market Fund)	6,449,806	$6,449,806

Total Short Term Investments (Cost $6,449,806)		$6,449,806

Total Investments — 100.4%

(Cost $701,290,033)		$873,742,713

Liabilities Less Other Assets - (0.4)%		(3,725,698)

Net Assets — 100.0%		$870,017,015

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	0.9%

Banks	10.5

Capital Goods	9.1

Commercial & Professional Services	2.1

Consumer Durables & Apparel	4.0

Diversified Financials	2.7

Energy	6.8

Food & Staples Retailing	0.8

Food, Beverage & Tobacco	2.4

Health Care Equipment & Services	9.8

Household & Personal Products	2.7

Insurance	2.2

Materials	3.0

Media	1.5

Money Market Fund	0.7

Pharmaceuticals, Biotechnology & Life Sciences	7.3

Retailing	7.1

Semiconductors & Semiconductor Equipment	0.9

Software & Services	18.2

Technology Hardware & Equipment	5.9

Telecommunication Services	1.8
Total Investments	100.4
Liabilities Less Other Assets	(0.4)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 92.3%

Australia - 1.8%

CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,340,000	$88,995,763

Belgium - 2.0%

Anheuser-Busch InBev NV - Sponsored ADR (Food, Beverage & Tobacco)	831,400	99,210,962

Canada - 3.1%

Canadian National Railway Co. (Transportation)	1,703,300	104,054,597

Imperial Oil Ltd. (Energy)	1,531,761	50,931,087

		154,985,684

China - 2.8%

Baidu Inc. - Sponsored ADR (Software & Services)*	738,900	138,521,583

Denmark - 3.1%

Coloplast A/S (Health Care Equipment & Services)*†	551,530	39,494,204

Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)†	2,206,200	116,870,558

		156,364,762

Finland - 1.4%

Kone oyj, Class B (Capital Goods)†	1,602,020	68,260,108

France - 10.9%

Air Liquide SA (Materials)†	1,175,780	152,102,720

Dassault Systemes SA (Software & Services)†	2,595,918	204,822,516

L’Oreal SA (Household & Personal Products)†	713,800	130,050,260

LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)†	304,500	56,651,730

		543,627,226

Germany - 11.6%

Allianz SE, Reg S (Insurance)†	869,300	152,214,350

Bayerische Motoren Werke AG (Automobiles & Components)†	1,021,200	104,834,963

Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)†	964,300	86,870,275

FUCHS PETROLUB SE (Materials)†	382,940	15,827,343

	Shares	Value
COMMON STOCKS - 92.3% (continued)

Germany - 11.6% (continued)

Linde AG (Materials)†	280,910	$48,721,406

SAP SE - Sponsored ADR (Software & Services)	1,346,180	105,957,828

Symrise AG (Materials)†	993,600	65,467,827

		579,893,992

Hong Kong - 4.9%

AIA Group Ltd. (Insurance)†	31,665,300	184,903,425

Sands China Ltd. (Consumer Services)†	16,082,600	57,728,740

		242,632,165

India - 2.4%

ICICI Bank Ltd. - Sponsored ADR (Banks)	13,872,000	119,576,640

Japan - 15.3%

FANUC Corp. (Capital Goods)†	714,700	125,771,405

JGC Corp. (Capital Goods)†	3,240,000	51,169,008

Keyence Corp. (Technology Hardware & Equipment)†	201,781	104,728,539

M3 Inc. (Health Care Equipment & Services)†	2,980,600	57,319,007

MISUMI Group Inc. (Capital Goods)†	5,702,200	74,106,903

Mitsubishi Estate Co., Ltd. (Real Estate)†	2,468,000	52,764,329

MonotaRO Co., Ltd. (Capital Goods)†	1,944,200	49,886,207

Sysmex Corp. (Health Care Equipment & Services)†	2,241,600	128,102,293

Unicharm Corp. (Household & Personal Products)†	5,647,200	120,354,641

		764,202,332

Singapore - 1.1%

DBS Group Holdings Ltd. (Banks)†	4,587,383	56,483,073

South Africa - 3.2%

MTN Group Ltd. (Telecommunication Services)†	4,465,200	50,834,969

Naspers Ltd., Class N (Media)†	360,800	52,704,421

Sasol Ltd. (Energy)†	1,736,500	55,306,253

		158,845,643

South Korea - 1.3%

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	109,900	65,657,281

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 92.3% (continued)

Spain - 0.9%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	5,468,600	$47,012,116

Sweden - 1.4%

Atlas Copco AB, Class A (Capital Goods)†	2,754,800	71,641,125

Switzerland - 8.6%

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	2,632,800	200,672,016

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	625,300	169,370,056

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	422,900	57,659,787

		427,701,859

Taiwan - 1.5%

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	11,038,125	46,653,361

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semicon- ductors & Semiconductor Equipment)	1,304,500	28,646,820

		75,300,181

Turkey - 1.0%

Turkiye Garanti Bankasi A/S - ADR (Banks)	19,001,600	49,119,136

United Kingdom - 10.0%

ARM Holdings plc (Semiconductors & Semiconductor Equipment)†	7,659,400	121,066,284

BG Group plc (Energy)†	7,995,300	125,938,978

Unilever plc (Household & Personal Products)†	1,906,900	84,684,523

WPP plc (Media)†	7,495,200	167,987,793

		499,677,578

United States - 4.0%

Bunge Ltd. (Food, Beverage & Tobacco)	1,137,260	82,974,490

Schlumberger Ltd. (Energy)	1,526,600	119,319,056

		202,293,546

Total Common Stocks (Cost $3,927,703,535)		$4,610,002,755

	Shares	Value
PREFERRED STOCKS - 3.2%

Brazil - 1.0%

Itau Unibanco Holding SA - Sponsored ADR (Banks)	7,518,464	$51,501,478

Germany - 0.8%

FUCHS PETROLUB SE (Materials)†	833,500	39,977,168

South Korea - 1.4%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	129,400	66,533,775

Total Preferred Stocks (Cost $173,345,560)		$158,012,421

SHORT TERM INVESTMENTS - 4.3%

Northern Institutional Funds - Prime Obligations Portfolio, 0.07% (Money Market Fund)	217,632,031	217,632,031

Total Short Term Investments (Cost $217,632,031)		$217,632,031

Total Investments — 99.8%

(Cost $4,318,681,126)		$4,985,647,207

Other Assets Less Liabilities - 0.2%		11,255,326

Net Assets — 100.0%		$4,996,902,533

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2015 (continued)

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

Industry	Percentage of Net Assets

Automobiles & Components	2.1%

Banks	6.5

Capital Goods	8.8

Consumer Durables & Apparel	1.1

Consumer Services	1.2

Energy	7.0

Food, Beverage & Tobacco	7.7

Health Care Equipment & Services	7.4

Household & Personal Products	6.7

Insurance	6.8

Materials	6.5

Media	4.4

Money Market Fund	4.3

Pharmaceuticals, Biotechnology & Life Sciences	7.5

Real Estate	1.1

Semiconductors & Semiconductor Equipment	3.9

Software & Services	9.0

Technology Hardware & Equipment	4.7

Telecommunication Services	1.0

Transportation	2.1
Total Investments	99.8
Other Assets Less Liabilities	0.2
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 93.3%

Australia - 1.5%

SAI Global Ltd. (Commercial & Professional Services)†	282,965	$886,163

TPG Telecom Ltd. (Telecommunication Services)†	66,441	524,255

		1,410,418

Austria - 1.0%

Semperit AG Holding (Capital Goods)†	29,440	1,018,771

Bangladesh - 1.1%

BRAC Bank Ltd. (Banks)†	1,838,053	1,092,124

Brazil - 1.6%

CETIP SA - Mercados Organizados (Diversified Financials)	58,727	519,270

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial & Professional Services)	93,200	1,058,259

		1,577,529

China - 3.7%

PAX Global Technology Ltd. (Technology Hardware & Equipment)†	667,000	868,809

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	180,000	884,433

Wasion Group Holdings Ltd. (Technology Hardware & Equipment)†	1,674,000	1,853,249

		3,606,491

Denmark - 1.1%

Chr Hansen Holding A/S (Materials)†	17,750	1,064,231

Finland - 1.2%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	42,280	1,128,684

France - 6.6%

Alten SA (Software & Services)†	40,820	2,116,333

IPSOS (Media)†	41,200	836,030

LISI (Capital Goods)†	44,300	1,081,241

Rubis SCA (Utilities)†	30,324	2,430,672

		6,464,276

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Germany - 10.5%

Bechtle AG (Software & Services)†	31,300	$2,892,952

Bertrandt AG (Commercial & Professional Services)†	12,580	1,474,356

Carl Zeiss Meditec AG, Bearer (Health Care Equipment & Services)†	40,530	1,187,600

Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)†	21,150	1,650,055

KWS Saat SE (Food, Beverage & Tobacco)†	3,370	1,089,511

Leoni AG (Automobiles & Components)†	16,500	673,217

Pfeiffer Vacuum Technology AG (Capital Goods)†	10,400	1,297,310

		10,265,001

Hong Kong - 2.2%

Pico Far East Holdings Ltd. (Media)†	2,779,000	737,476

Vitasoy International Holdings Ltd. (Food, Beverage & Tobacco)†	822,900	1,366,092

		2,103,568

Indonesia - 1.7%

AKR Corporindo Tbk PT (Capital Goods)†	2,669,000	1,146,498

Tower Bersama Infrastructure Tbk PT (Telecommunication Services)*†	987,500	512,244

		1,658,742

Italy - 4.9%

Danieli & C Officine Meccaniche SpA (RSP) (Capital Goods)†	59,700	903,518

DiaSorin SpA (Health Care Equipment & Services)†	33,700	1,508,249

Reply SpA (Software & Services)†	10,500	1,337,690

Yoox Net-A-Porter Group SpA (Retailing)*†	29,100	985,083

		4,734,540

Japan - 16.0%

ABC-Mart Inc. (Retailing)†	11,900	662,895

Ariake Japan Co., Ltd. (Food, Beverage & Tobacco)†	25,100	1,132,611

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Japan - 16.0% (continued)

Asics Corp. (Consumer Durables & Apparel)†	16,300	$448,856

BML Inc. (Health Care Equipment & Services)†	41,100	1,207,898

Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	5,400	672,587

Hiday Hidaka Corp. (Consumer Services)†	85,640	2,119,187

Infomart Corp. (Software & Services)†	156,100	1,467,426

MISUMI Group Inc. (Capital Goods)†	76,600	995,509

MonotaRO Co., Ltd. (Capital Goods)†	62,800	1,611,385

Nakanishi Inc. (Health Care Equipment & Services)†	40,800	1,390,928

Park24 Co., Ltd. (Commercial & Professional Services)†	38,400	805,387

Pigeon Corp. (Household & Personal Products)†	35,800	1,000,661

Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	27,000	443,133

Stanley Electric Co., Ltd. (Automobiles & Components)†	34,200	649,722

Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	20,000	972,630

		15,580,815

Kenya - 3.0%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	418,300	1,127,522

Equity Group Holdings Ltd. (Banks)†	4,253,300	1,750,410

		2,877,932

Malaysia - 1.2%

Coastal Contracts Bhd. (Capital Goods)†	1,481,466	701,071

Dialog Group Bhd. (Capital Goods)†	1,315,240	488,261

		1,189,332

Mexico - 0.5%

Grupo Herdez SAB de CV (Food, Beverage & Tobacco)	173,738	480,473

Netherlands - 3.5%

Arcadis NV (Capital Goods)†	51,585	1,299,713

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Netherlands - 3.5% (continued)

ASM International NV (Semiconductors & Semiconductor Equipment)†	27,940	$1,065,885

Brunel International NV (Commercial & Professional Services)†	55,397	1,037,725

		3,403,323

Norway - 1.1%

Tomra Systems ASA (Commercial & Professional Services)†	98,900	1,055,119

Singapore - 1.4%

Ezion Holdings Ltd. (Energy)†	1,157,080	573,279

Super Group Ltd. (Food, Beverage & Tobacco)†	1,268,000	813,429

		1,386,708

South Africa - 1.4%

Clicks Group Ltd. (Food & Staples Retailing)†	139,410	1,017,729

Discovery Ltd. (Insurance)†	31,660	338,119

		1,355,848

South Korea - 2.7%

Cheil Worldwide Inc. (Media)*†	65,270	1,138,670

Hanon Systems (Automobiles & Components)†	15,470	608,091

Kolao Holdings (Retailing)†	77,750	919,391

		2,666,152

Spain - 0.8%

Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)†	2,700	753,281

Sweden - 2.5%

Industrial & Financial Systems, Class B (Software & Services)†	62,240	2,398,208

Switzerland - 2.7%

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	1,910	1,347,194

Temenos Group AG, Reg S (Software & Services)*†	27,020	1,262,874

		2,610,068

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 93.3% (continued)

Taiwan - 2.5%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	103,383	$739,695

Airtac International Group (Capital Goods)†	136,700	706,769

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	726,700	1,028,575

		2,475,039

Turkey - 1.5%

Anadolu Hayat Emeklilik AS (Insurance)†	808,706	1,497,635

United Kingdom - 14.8%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)†	169,827	1,570,323

Bank of Georgia Holdings plc (Banks)†	41,320	1,272,721

Britvic plc (Food, Beverage & Tobacco)†	93,831	1,009,366

Grafton Group plc (Capital Goods)†	124,940	1,295,661

Jardine Lloyd Thompson Group plc (Insurance)†	38,958	568,396

Rathbone Brothers plc (Diversified Financials)†	52,870	1,840,323

RPC Group plc (Materials)†	137,330	1,376,122

RPS Group plc (Commercial & Professional Services)†	588,660	2,127,418

Senior plc (Capital Goods)†	293,240	1,022,825

Synergy Health plc (Health Care Equipment & Services)†	64,820	2,318,522

		14,401,677

United States - 0.6%

PriceSmart Inc. (Food & Staples Retailing)	7,320	629,374

Total Common Stocks (Cost $79,445,008)		$90,885,359

PARTICIPATION NOTES - 4.9%

India - 3.7%

GRUH Finance Ltd., Issued by HSBC Bank plc, Maturity date 9/28/17 (Banks)^†	344,600	1,341,979

	Shares	Value
PARTICIPATION NOTES - 4.9% (continued)

India - 3.7% (continued)

Max India Ltd., Issued by HSBC Bank plc, Maturity date 8/18/17 (Insurance)^†	279,300	$2,258,082

		3,600,061

Saudi Arabia - 1.2%

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity date 1/14/19 (Consumer Services)^†	45,800	1,233,382

Total Participation Notes (Cost $4,455,428)		$4,833,443

SHORT TERM INVESTMENTS - 1.6%

Northern Institutional Funds - Prime Obligations Portfolio, 0.07% (Money Market Fund)	1,530,035	1,530,035

Total Short Term Investments (Cost $1,530,035)		$1,530,035

Total Investments — 99.8%

(Cost $85,430,471)		$97,248,837

Other Assets Less Liabilities - 0.2%		190,922

Net Assets — 100.0%		$97,439,759

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.9% of net assets as of October 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2015 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	2.0%

Banks	5.6

Capital Goods	14.7

Commercial & Professional Services	8.7

Consumer Durables & Apparel	1.4

Consumer Services	3.4

Diversified Financials	2.4

Energy	0.6

Food & Staples Retailing	3.4

Food, Beverage & Tobacco	7.2

Health Care Equipment & Services	7.8

Household & Personal Products	1.0

Insurance	4.8

Materials	2.5

Media	2.8

Money Market Fund	1.6

Pharmaceuticals, Biotechnology & Life Sciences	3.7

Retailing	2.6

Semiconductors & Semiconductor Equipment	2.1

Software & Services	11.8

Technology Hardware & Equipment	6.1

Telecommunication Services	1.1

Utilities	2.5
Total Investments	99.8
Other Assets Less Liabilities	0.2
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 90.1%

Brazil - 2.8%

Ambev SA - ADR (Food, Beverage & Tobacco)	4,912,300	$23,922,901

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	5,851,000	17,295,614

Cielo SA (Software & Services)	1,872,400	17,774,582

		58,993,097

Chile - 1.0%

Banco Santander Chile - ADR (Banks)	1,071,500	20,347,785

China - 16.9%

51job Inc. - ADR (Commercial & Professional Services)*	909,500	30,750,195

Anhui Conch Cement Co., Ltd., Class H (Materials)†	7,157,100	21,786,867

Baidu Inc. - Sponsored ADR (Software & Services)*	186,100	34,888,167

China Merchants Holdings International Co., Ltd. (Transportation)†	9,637,582	31,902,820

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	749,800	45,220,438

CNOOC Ltd. - Sponsored ADR (Energy)	230,000	26,146,400

Ctrip.com International Ltd. - ADR (Retailing)*	479,600	44,588,412

ENN Energy Holdings Ltd. (Utilities)†	3,709,200	21,255,749

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	10,691,000	14,441,901

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	17,117,670	21,173,524

Tencent Holdings Ltd. (Software & Services)†	2,688,700	50,459,285

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	4,952,800	8,462,713

Want Want China Holdings Ltd. (Food, Beverage & Tobacco)†	9,125,849	7,575,906

		358,652,377

Czech Republic - 1.3%

Komercni banka A/S (Banks)†	132,600	27,413,346

	Shares	Value
COMMON STOCKS - 90.1% (continued)

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	1,674,900	$9,791,846

Hong Kong - 5.1%

AIA Group Ltd. (Insurance)†	10,126,615	59,132,419

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	1,777,953	12,587,323

Sands China Ltd. (Consumer Services)†	9,891,738	35,506,546

		107,226,288

Hungary - 1.0%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,258,330	20,990,347

India - 11.0%

Ambuja Cements Ltd. (Materials)†	8,367,400	26,438,859

Axis Bank Ltd. (Banks)†	5,121,200	37,130,270

Bharti Airtel Ltd. (Telecommunication Services)†	6,220,000	33,141,823

Dabur India Ltd. (Household & Personal Products)†	8,149,100	33,565,902

Housing Development Finance Corp., Ltd. (Banks)†	1,789,400	34,321,102

Maruti Suzuki India Ltd. (Automobiles & Components)†	423,800	28,784,474

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,913,200	39,556,287

		232,938,717

Indonesia - 2.3%

Astra International Tbk PT (Automobiles & Components)†	37,332,700	16,005,483

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	42,942,100	32,796,044

		48,801,527

Italy - 1.3%

Tenaris SA ADR (Energy)	1,059,200	26,765,984

Kenya - 0.1%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	650,748	1,754,083

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 90.1% (continued)

Mexico - 6.2%

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	769,693	$10,689,067

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	160,800	15,933,672

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	207,500	32,108,550

Grupo Financiero Banorte SABde CV, Series O (Banks)	7,181,400	38,672,555

Grupo Televisa SAB - Sponsored ADR (Media)	1,193,528	34,779,406

		132,183,250

Netherlands - 0.7%

Nostrum Oil & Gas plc (Energy)†	2,359,186	15,634,273

Peru - 1.2%

Credicorp Ltd. (Banks)	234,000	26,484,120

Poland - 1.2%

Bank Pekao SA (Banks)†	639,600	24,831,616

Russia - 4.1%

Lukoil PJSC - Sponsored ADR (Energy)	705,600	25,578,000

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	553,500	25,140,067

Sberbank of Russia - Sponsored ADR (Banks)†	6,022,000	36,797,419

		87,515,486

South Africa - 8.1%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,528,800	34,286,621

Discovery Ltd. (Insurance)†	3,616,000	38,617,752

Massmart Holdings Ltd. (Food & Staples Retailing)†	954,603	7,889,681

Naspers Ltd., Class N (Media)†	303,100	44,275,804

Sasol Ltd. (Energy)†	914,500	29,126,155

Standard Bank Group Ltd. (Banks)†	1,753,000	18,201,967

		172,397,980

South Korea - 5.3%

Hankook Tire Co., Ltd. (Automobiles & Components)†	762,332	29,135,285

	Shares	Value
COMMON STOCKS - 90.1% (continued)

South Korea - 5.3% (continued)

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	139,500	$83,341,135

		112,476,420

Taiwan - 9.6%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,046,289	21,795,880

Airtac International Group (Capital Goods)†	1,345,400	6,956,018

Delta Electronics Inc. (Technology Hardware & Equipment)†	1,118,114	5,667,805

Hiwin Technologies Corp. (Capital Goods)†	2,425,935	13,466,414

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	13,188,326	34,969,325

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	448,000	34,602,181

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	1,222,000	9,486,085

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	18,323,277	77,444,535

		204,388,243

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	7,436,470	27,912,244

Turkey - 2.6%

Arcelik A/S (Consumer Durables & Apparel)†	5,969,500	32,547,260

Turkiye Garanti Bankasi A/S (Banks)†	8,287,400	21,507,210

		54,054,470

Ukraine - 0.5%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	1,067,300	9,702,737

United Arab Emirates - 0.5%

DP World Ltd. (Transportation)†	484,100	9,779,826

United Kingdom - 5.5%

Bank of Georgia Holdings PLC (Banks)†	873,209	26,896,207

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)†	994,900	23,702,569

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 90.1% (continued)

United Kingdom - 5.5% (continued)

Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)†	1,283,300	$42,761,044

SABMiller plc (Food, Beverage & Tobacco)†	378,300	23,186,281

		116,546,101

Total Common Stocks (Cost $1,946,823,354)		$1,907,582,163

PREFERRED STOCKS - 4.4%

Brazil - 2.6%

Banco Bradesco SA - ADR (Banks)	4,257,700	23,161,888

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)	1,053,087	13,827,032

Itau Unibanco Holding SA - Sponsored ADR (Banks)	2,764,760	18,938,606

		55,927,526

Colombia - 0.9%

Bancolombia SA - Sponsored ADR (Banks)	556,400	19,262,568

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	34,744	17,864,370

Total Preferred Stocks (Cost $151,174,110)		$93,054,464

	Shares	Value
PARTICIPATION NOTES - 2.5%

Qatar - 1.0%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	437,300	$21,921,963

Saudi Arabia - 1.5%

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	715,902	30,926,661

Total Participation Notes (Cost $65,002,241)		$52,848,624

SHORT TERM INVESTMENTS - 3.5%

Northern Institutional Funds - Prime Obligations Portfolio, 0.07% (Money Market Fund)	74,290,757	74,290,757

Total Short Term Investments (Cost $74,290,757)		$74,290,757

Total Investments — 100.5%

(Cost $2,237,290,462)		$2,127,776,008

Liabilities Less Other Assets - (0.5)%		(9,855,710)

Net Assets — 100.0%		$2,117,920,298

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.5% of net assets as of October 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	3.5%

Banks	22.0

Capital Goods	1.0

Commercial & Professional Services	1.5

Consumer Durables & Apparel	1.5

Consumer Services	1.7

Diversified Financials	0.8

Energy	5.8

Food & Staples Retailing	2.2

Food, Beverage & Tobacco	5.4

Household & Personal Products	1.6

Insurance	4.6

Materials	2.3

Media	3.7

Money Market Fund	3.5

Pharmaceuticals, Biotechnology & Life	7.5

Retailing	4.1

Semiconductors & Semiconductor Equipment	4.7

Software & Services	4.9

Technology Hardware & Equipment	9.4

Telecommunication Services	3.7

Transportation	4.1

Utilities	1.0
Total Investments	100.5
Liabilities Less Other Assets	(0.5)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 91.4%

Brazil - 2.8%

Ambev SA - ADR (Food, Beverage & Tobacco)	5,561,400	$27,084,018

BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (Diversified Financials)	6,682,600	19,753,832

Cielo SA (Software & Services)	2,139,600	20,311,096

		67,148,946

Chile - 1.0%

Banco Santander Chile - ADR (Banks)	1,224,400	23,251,356

China - 17.1%

51job Inc. - ADR (Commercial & Professional Services)*	1,038,700	35,118,447

Anhui Conch Cement Co., Ltd., Class H (Materials)†	8,086,000	24,614,523

Baidu Inc. - Sponsored ADR (Software & Services)*	210,800	39,518,676

China Merchants Holdings International Co., Ltd. (Transportation)†	11,006,339	36,433,750

China Mobile Ltd. - Sponsored ADR (Telecommunication Services)	856,300	51,643,453

CNOOC Ltd. - Sponsored ADR (Energy)	259,320	29,479,498

Ctrip.com International Ltd. - ADR (Retailing)*	547,700	50,919,669

ENN Energy Holdings Ltd. (Utilities)†	4,236,700	24,278,613

Jiangsu Expressway Co., Ltd., Class H (Transportation)†	12,211,000	16,495,188

Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	19,382,128	23,974,521

Tencent Holdings Ltd. (Software & Services)†	3,044,400	57,134,767

Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)†	5,603,000	9,573,692

Want Want China Holdings Ltd. (Food, Beverage & Tobacco)†	10,476,000	8,696,747

		407,881,544

Czech Republic - 1.3%

Komercni banka A/S (Banks)†	151,400	31,300,005

	Shares	Value
COMMON STOCKS - 91.4% (continued)

Egypt - 0.5%

Commercial International Bank Egypt SAE - GDR, Reg S (Banks)†	1,922,700	$11,240,541

Hong Kong - 5.1%

AIA Group Ltd. (Insurance)†	11,566,000	67,537,431

ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)†	2,042,314	14,458,912

Sands China Ltd. (Consumer Services)†	11,200,144	40,203,089

		122,199,432

Hungary - 1.0%

Richter Gedeon Nyrt. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,439,531	24,012,981

India - 11.2%

Ambuja Cements Ltd. (Materials)†	9,556,700	30,196,744

Axis Bank Ltd. (Banks)†	5,849,100	42,407,768

Bharti Airtel Ltd. (Telecommunication Services)†	7,104,100	37,852,544

Dabur India Ltd. (Household & Personal Products)†	9,307,400	38,336,905

Housing Development Finance Corp., Ltd. (Banks)†	2,043,800	39,200,552

Maruti Suzuki India Ltd. (Automobiles & Components)†	484,000	32,873,255

Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,327,200	45,177,701

		266,045,469

Indonesia - 2.3%

Astra International Tbk PT (Automobiles & Components)†	42,639,000	18,280,430

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	49,045,938	37,457,710

		55,738,140

Italy - 1.3%

Tenaris SA - ADR (Energy)	1,206,100	30,478,147

Kenya - 0.1%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	736,420	1,985,011

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 91.4% (continued)

Mexico - 6.3%

El Puerto de Liverpool SAB de CV, Series C1 (Retailing)	901,994	$12,526,390

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	182,900	18,123,561

Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	237,000	36,673,380

Grupo Financiero Banorte SAB de CV, Series O (Banks)	8,202,140	44,169,342

Grupo Televisa SAB - Sponsored ADR (Media)	1,349,428	39,322,332

		150,815,005

Netherlands - 0.8%

Nostrum Oil & Gas plc (Energy)†	2,755,500	18,260,637

Peru - 1.3%

Credicorp Ltd. (Banks)	267,200	30,241,696

Poland - 1.2%

Bank Pekao SA (Banks)†	730,500	28,360,687

Russia - 4.2%

Lukoil PJSC - Sponsored ADR (Energy)	797,593	28,912,746

Magnit PJSC - Sponsored GDR, Reg S (Food & Staples Retailing)†	632,200	28,714,635

Sberbank of Russia - Sponsored ADR (Banks)†	6,878,000	42,028,005

		99,655,386

South Africa - 8.2%

Aspen Pharmacare Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*†	1,746,100	39,160,039

Discovery Ltd. (Insurance)†	4,129,900	44,106,044

Massmart Holdings Ltd. (Food & Staples Retailing)†	1,075,906	8,892,236

Naspers Ltd., Class N (Media)†	346,200	50,571,704

Sasol Ltd. (Energy)†	1,032,561	32,886,311

Standard Bank Group Ltd. (Banks)†	2,002,100	20,788,453

		196,404,787

South Korea - 5.4%

Hankook Tire Co., Ltd. (Automobiles & Components)†	870,638	33,274,592

	Shares	Value
COMMON STOCKS - 91.4% (continued)

South Korea - 5.4% (continued)

Samsung Electronics Co., Ltd. - GDR (Technology Hardware & Equipment)†	157,850	$94,303,929

		127,578,521

Taiwan - 9.8%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	3,479,439	24,895,023

Airtac International Group (Capital Goods)†	1,536,600	7,944,564

Delta Electronics Inc. (Technology Hardware & Equipment)†	1,301,285	6,596,313

Hiwin Technologies Corp. (Capital Goods)†	2,771,292	15,383,498

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	14,934,792	39,600,143

Largan Precision Co., Ltd. (Technology Hardware & Equipment)†	512,000	39,545,350

MediaTek Inc. (Semiconductors & Semiconductor Equipment)†	1,398,000	10,852,330

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	20,927,637	88,452,034

		233,269,255

Thailand - 1.3%

Siam Commercial Bank pcl, Reg S (Banks)†	8,493,400	31,879,353

Turkey - 2.6%

Arcelik A/S (Consumer Durables & Apparel)†	6,818,000	37,173,502

Turkiye Garanti Bankasi A/S (Banks)†	9,465,400	24,564,320

		61,737,822

Ukraine - 0.5%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	1,219,000	11,081,829

United Arab Emirates - 0.5%

DP World Ltd. (Transportation)†	548,200	11,074,779

United Kingdom - 5.6%

Bank of Georgia Holdings plc (Banks)†	1,023,654	31,530,149

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)†	1,136,300	27,071,293

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 91.4% (continued)

United Kingdom - 5.6% (continued)

Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)†	1,465,700	$48,838,824

SABMiller plc (Food, Beverage & Tobacco)†	438,000	26,845,337

		134,285,603

Total Common Stocks (Cost $1,946,483,902)		$2,175,926,932

PREFERRED STOCKS - 4.5%

Brazil - 2.7%

Banco Bradesco SA - ADR (Banks)	4,844,760	26,355,495

Cia Brasileira de Distribuicao - Sponsored ADR (Food & Staples Retailing)	1,191,386	15,642,898

Itau Unibanco Holding SA - Sponsored ADR (Banks)	3,147,800	21,562,430

		63,560,823

Colombia - 0.9%

Bancolombia SA - Sponsored ADR (Banks)	635,500	22,001,010

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	39,882	20,506,182

Total Preferred Stocks (Cost $149,340,023)		$106,068,015

PARTICIPATION NOTES - 2.5%

Qatar - 1.0%

Qatar National Bank, Issued by HSBC Bank plc, Maturity Date 9/12/16 (Banks)^†	499,543	25,042,221

Saudi Arabia - 1.5%

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	815,583	35,232,837

Total Participation Notes (Cost $73,539,963)		$60,275,058

	Shares	Value
SHORT TERM INVESTMENTS - 3.1%

Northern Institutional Funds - Prime Obligations Portfolio, 0.07% (Money Market Fund)	74,227,776	$74,227,776

Total Short Term Investments (Cost $74,227,776)		$74,227,776

Total Investments — 101.5%

(Cost $2,243,591,664)		$2,416,497,781

Liabilities Less Other Assets - (1.5)%		(34,827,023)

Net Assets — 100.0%		$2,381,670,758

Summary of Abbreviations

ADR	American Depository Receipt.

CDI	Chess Depository Interest.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.5% of net assets as of October 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

Industry	Percentage of Net Assets

Automobiles & Components	3.5%

Banks	22.4

Capital Goods	1.0

Commercial & Professional Services	1.5

Consumer Durables & Apparel	1.6

Consumer Services	1.7

Diversified Financials	0.8

Energy	5.9

Food & Staples Retailing	2.2

Food, Beverage & Tobacco	5.5

Household & Personal Products	1.6

Insurance	4.7

Materials	2.3

Media	3.8

Money Market Fund	3.1

Pharmaceuticals, Biotechnology & Life Sciences	7.6

Retailing	4.1

Semiconductors & Semiconductor Equipment	4.8

Software & Services	4.9

Technology Hardware & Equipment	9.5

Telecommunication Services	3.8

Transportation	4.2

Utilities	1.0
Total Investments	101.5
Liabilities Less Other Assets	(1.5)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS - 87.0%

Bangladesh - 8.0%

BRAC Bank Ltd. (Banks)†	19,500,000	$11,586,405

GrameenPhone Ltd. (Telecommunication Services)†	375,000	1,198,076

Olympic Industries Ltd. (Food, Beverage & Tobacco)†	3,900,162	14,367,883

Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,000,010	12,491,696

		39,644,060

Colombia - 4.8%

Cementos Argos SA - Sponsored ADR (Materials)#†	700,000	11,598,230

Cemex Latam Holdings SA (Materials)*	2,200,000	7,654,815

Ecopetrol SA - Sponsored ADR (Energy)	152,500	1,421,300

Grupo de Inversiones Suramericana SA - Sponsored ADR (Diversified Financials)#†	62,500	1,586,988

Interconexion Electrica SA ESP - ADR (Utilities)#†	27,500	1,646,961

		23,908,294

Croatia - 0.4%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	14,250	2,132,976

Egypt - 4.3%

Commercial International Bank Egypt SAE (Banks)	2,200,000	14,465,663

Global Telecom Holding SAE - GDR (Telecommunication Services)*†	1,000,000	1,163,490

Oriental Weavers (Consumer Durables & Apparel)	4,300,000	5,879,665

		21,508,818

Estonia - 0.5%

Olympic Entertainment Group AS (Consumer Services)†	1,100,000	2,188,044

Tallink Grupp AS (Transportation)†	587,234	510,200

		2,698,244

Ghana - 0.7%

Ghana Commercial Bank Ltd. (Banks)	3,276,549	3,246,170

	Shares	Value
COMMON STOCKS - 87.0% (continued)

Kazakhstan - 2.0%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,615,708	$9,935,651

Kenya - 10.3%

East African Breweries Ltd. (Food, Beverage & Tobacco)†	4,750,000	12,803,567

Equity Group Holdings Ltd. (Banks)†	45,039,800	18,535,749

Kenya Commercial Bank Ltd. (Banks)†	19,250,000	7,593,071

Safaricom Ltd. (Telecommunication Services)†	86,000,000	12,089,113

		51,021,500

Kuwait - 1.3%

Kuwait Projects Co. Holding KSCP (Diversified Financials)†	3,400,000	6,376,136

Lebanon - 0.5%

Bank Audi SAL - GDR, Reg S (Banks)	400,000	2,300,000

Mauritius - 0.7%

MCB Group Ltd. (Banks)†	568,200	3,340,905

Morocco - 1.2%

Attijariwafa Bank (Banks)†	145,000	4,807,647

Maroc Telecom (Telecommunication Services)†	110,000	1,228,846

		6,036,493

Netherlands - 1.1%

Nostrum Oil & Gas plc (Energy)†	800,000	5,301,582

Nigeria - 5.5%

Dangote Cement plc (Materials)†	10,581,073	8,665,633

FBN Holdings plc (Banks)†	27,554,263	705,869

Guaranty Trust Bank plc (Banks)†	45,000,000	5,205,382

Lafarge Africa plc (Materials)†	9,050,000	4,364,838

Nigerian Breweries plc (Food,

Beverage & Tobacco)†	4,750,000	3,269,223

UAC of Nigeria plc (Capital Goods)†	4,500,000	599,048

Zenith Bank plc (Banks)†	51,000,000	4,501,907

		27,311,900

Pakistan - 6.0%

Engro Corp., Ltd. (Materials)†	2,130,292	6,160,639

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 87.0% (continued)

Pakistan - 6.0% (continued)

Engro Fertilizers Ltd. (Materials)†	9,599,999	$8,314,913

MCB Bank Ltd. (Banks)†	2,100,000	4,865,316

Oil & Gas Development Co., Ltd. (Energy)†	1,550,000	2,028,989

Pakistan Petroleum Ltd. (Energy)†	2,699,997	3,255,919

United Bank Ltd. (Banks)†	3,500,000	5,438,033

		30,063,809

Panama - 0.7%

Copa Holdings SA, Class A (Transportation)	69,000	3,485,880

Peru - 3.0%

Alicorp SAA (Food, Beverage & Tobacco)*	1,800,000	3,058,465

Credicorp Ltd. (Banks)	87,500	9,903,250

Ferreycorp SAA (Capital Goods)	2,038,896	869,200

Union Andina de Cementos SAA (Materials)	1,600,000	852,619

		14,683,534

Philippines - 10.1%

Bank of the Philippine Islands (Banks)†	6,199,992	11,190,713

International Container Terminal Services Inc. (Transportation)†	2,592,820	4,557,179

Jollibee Foods Corp. (Consumer Services)†	2,500,000	10,982,952

Philippine Long Distance Telephone Co. - Sponsored ADR (Telecommunication Services)	42,500	2,015,350

Universal Robina Corp. (Food, Beverage & Tobacco)†	5,087,530	21,708,884

		50,455,078

Poland - 0.2%

Kernel Holding SA (Food, Beverage & Tobacco)†	60,000	809,615

Qatar - 1.1%

Qatar Electricity & Water Co. QSC (Utilities)†	55,000	3,212,386

Qatar National Bank SAQ (Banks)†	50,000	2,506,513

		5,718,899

	Shares	Value
COMMON STOCKS - 87.0% (continued)

Romania - 1.9%

Banca Transilvania (Banks)*†	14,900,005	$9,357,188

Senegal - 1.1%

Sonatel (Telecommunication Services)	125,000	5,450,414

Slovenia - 0.9%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	63,500	4,532,002

South Korea - 2.8%

Kolao Holdings (Retailing)†	1,165,000	13,776,087

Sri Lanka - 2.1%

Commercial Bank of Ceylon plc (Banks)†	7,750,000	8,578,386

John Keells Holdings plc (Capital Goods)†	1,657,142	2,050,599

		10,628,985

Tanzania - 1.5%

Tanzania Breweries Ltd. (Food, Beverage & Tobacco)	1,100,000	7,603,687

Thailand - 1.4%

Home Product Center pcl, Reg S (Retailing)†	17,279,994	3,400,856

Siam Commercial Bank pcl, Reg S (Banks)†	1,000,000	3,753,427

		7,154,283

Ukraine - 1.2%

MHP SA - GDR, Reg S (Food, Beverage & Tobacco)†	675,000	6,136,370

United Arab Emirates - 3.3%

Agthia Group PJSC (Food, Beverage & Tobacco)†	5,333,115	11,098,423

Emaar Properties PJSC (Real Estate)†	3,000,000	5,217,635

		16,316,058

United Kingdom - 1.2%

Bank of Georgia Holdings plc (Banks)†	93,000	2,864,546

Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)†	92,500	3,082,207

KAZ Minerals plc (Materials)*†	120,000	213,584

		6,160,337

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

	Shares	Value
COMMON STOCKS - 87.0% (continued)

United States - 1.6%

PriceSmart Inc. (Food & Staples Retailing)	90,000	$7,738,200

Vietnam - 5.6%

Hoa Phat Group JSC (Materials)†	11,750,000	16,521,341

PetroVietnam Drilling and Well Services JSC (Energy)†	6,852,493	11,256,024

		27,777,365

Total Common Stocks (Cost $477,679,032)		$432,610,520

PREFERRED STOCKS - 1.2%

Colombia - 1.2%

Bancolombia SA - Sponsored ADR (Banks)	170,000	5,885,400

Total Preferred Stocks (Cost $9,514,294)		$5,885,400

PARTICIPATION NOTES - 12.4%

Kuwait - 2.4%

Kuwait Projects Co. Holdings, Issued by HSBC Bank plc, Maturity Date 1/15/18 (Diversified Financials)^†	3,744,137	7,021,508

National Bank of Kuwait, Issued by Deutsche Bank AG, Maturity Date 3/28/18 (Banks)^†	1,825,000	4,938,207

		11,959,715

Saudi Arabia - 10.0%

Al Rajhi Bank, Issued by JP Morgan Structured Products, Maturity Date 12/5/19 (Banks)^†	310,000	4,262,552

Almarai Co., Ltd., Issued by HSBC Bank plc, Maturity Date 7/31/17 (Food, Beverage & Tobacco)^†	180,000	3,767,978

Herfy Food Services Co., Issued by JP Morgan Structured Products, Maturity Date 1/14/19 (Consumer Services)^†	590,103	15,891,322

Jarir Marketing Co., Issued by HSBC Bank plc, Maturity Date 1/22/18 (Retailing)^†	400,000	17,279,829

	Shares	Value
PARTICIPATION NOTES - 12.4% (continued)

Saudi Arabia - 10.0% (continued)

Saudi British Bank, Issued by JP Morgan Structured Products, Maturity Date 12/2/19 (Banks)^†	1,175,000	$8,368,016

		49,569,697

Total Participation Notes (Cost $75,748,644)		$61,529,412

SHORT TERM INVESTMENTS - 0.6%

Northern Institutional Funds - Prime Obligations Portfolio, 0.07% (Money Market Fund)	3,063,680	3,063,680

Total Short Term Investments (Cost $3,063,680)		$3,063,680

Total Investments — 101.2%

(Cost $566,005,650)		$503,089,012

Liabilities Less Other Assets - (1.2)%		(5,821,697)

Net Assets — 100.0%		$497,267,315

Summary of Abbreviations

ADR	American Depository Receipt.

GDR	Global Depository Receipt.

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 12.4% of net assets as of October 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.
†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2015 (continued)

Industry	Percentage of Net Assets

Banks	33.8%

Capital Goods	0.7

Consumer Durables & Apparel	1.2

Consumer Services	5.9

Diversified Financials	3.0

Energy	4.7

Food & Staples Retailing	1.6

Food, Beverage & Tobacco	17.0

Materials	12.9

Money Market Fund	0.6

Pharmaceuticals, Biotechnology & Life Sciences	4.0

Real Estate	1.1

Retailing	6.9

Technology Hardware & Equipment	0.4

Telecommunication Services	4.7

Transportation	1.7

Utilities	1.0
Total Investments	101.2
Liabilities Less Other Assets	(1.2)
Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

October 31, 2015

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
ASSETS:
Investments (cost $701,290,033, $4,318,681,126 and $85,430,471, respectively)	$873,742,713	$4,985,647,207	$97,248,837
Dividends and interest receivable	961,203	5,471,001	97,221
Foreign currency (cost $2,660, $0 and $106,947, respectively)	2,778	—	106,699
Receivable for investments sold	22,611,523	10,210,122	59,033
Receivable for Fund shares sold	252,996	5,611,010	32,039
Tax reclaim receivable	543,625	6,720,938	110,534
Prepaid expenses	5,004	26,856	36,879
Total Assets	898,119,842	5,013,687,134	97,691,242
LIABILITIES:
Payable to Investment Adviser	(573,057)	(2,933,495)	(103,342)
Payable for investments purchased	(25,758,646)	(7,449,660)	—
Payable for Fund shares redeemed	(1,540,095)	(4,912,545)	(41,600)
Payable for distribution fees	—	(138,895)	(12,478)
Deferred capital gains tax	—	—	(20,051)
Other liabilities	(231,029)	(1,350,006)	(74,012)
Total Liabilities	(28,102,827)	(16,784,601)	(251,483)
Net Assets	$870,017,015	$4,996,902,533	$97,439,759
ANALYSIS OF NET ASSETS:
Paid in capital	$676,154,721	$4,345,277,640	$84,885,102
Accumulated undistributed net investment income	3,486,856	48,300,171	576,624
Accumulated net realized gain (loss) from investment transactions	17,975,885	(63,424,227)	191,535
Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies	172,399,553	666,748,949	11,786,498
Net Assets	$870,017,015	$4,996,902,533	$97,439,759

Net Assets:
Institutional Class	$805,290,972	$4,591,801,664	$47,276,000
Investor Class	—	405,100,869	50,163,759
Advisor Class	64,726,043	—	—
Total Shares Outstanding:
Institutional Class (400,000,000, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	24,820,618	259,585,205	3,529,424
Investor Class ( — , 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	22,985,118	3,762,188
Advisor Class (400,000,000, — and — , respectively, $.001 par value shares authorized)	1,998,979	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$32.44	$17.69	$13.40
Investor Class	—	17.62	13.33
Advisor Class	32.38	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2015

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $2,237,290,462, $2,243,591,664 and $566,005,650, respectively)	$2,127,776,008	$2,416,497,781	$503,089,012
Dividends and interest receivable	960,322	1,106,078	1,044,255
Foreign currency (cost $1,686,639, $360,536 and $835,291, respectively)	1,686,639	360,536	837,913
Receivable for investments sold	3,138,780	3,499,551	—
Receivable for Fund shares sold	7,785,422	2,760,674	948,088
Tax reclaim receivable	471,440	412,941	11,364
Prepaid expenses	138,996	15,243	2,940
Total Assets	2,141,957,607	2,424,652,804	505,933,572
LIABILITIES:
Payable to Investment Adviser	(2,005,009)	(2,289,260)	(653,301)
Payable for investments purchased	(18,250,112)	(33,888,846)	—
Payable for Fund shares redeemed	(3,134,372)	(5,255,217)	(4,916,303)
Payable for distribution fees	—	—	(13,237)
Deferred capital gains tax	—	—	(2,752,939)
Other liabilities	(647,816)	(1,548,723)	(330,477)
Total Liabilities	(24,037,309)	(42,982,046)	(8,666,257)
Net Assets	$2,117,920,298	$2,381,670,758	$497,267,315
ANALYSIS OF NET ASSETS:
Paid in capital	$2,275,243,090	$2,212,073,334	$564,483,218
Accumulated undistributed net investment income	14,198,100	12,479,573	4,338,521
Accumulated net realized loss from investment transactions	(61,984,844)	(15,768,904)	(5,898,570)
Net unrealized appreciation (depreciation) on investments and on assets and liabilities denominated in foreign currencies	(109,536,048)	172,886,755	(65,655,854)
Net Assets	$2,117,920,298	$2,381,670,758	$497,267,315
Net Assets:
Institutional Class	$ —	$ —	$451,645,815
Class I	1,876,495,466	—	—
Class II	241,424,832	—	—
Investor Class	—	—	45,621,500
Advisor Class	—	2,381,670,758	—
Total Shares Outstanding:
Institutional Class ( — , — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	59,258,920
Class I (500,000,000, — and — respectively, $.001 par value shares authorized)	117,024,418	—	—
Class II (400,000,000, — and — respectively, $.001 par value shares authorized)	26,299,480	—	—
Investor Class ( — , — and 400,000,000 , respectively, $.001 par value shares authorized)	—	—	6,046,898
Advisor Class ( — , 500,000,000 and — , respectively, $.001 par value shares authorized)	—	56,677,918	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$ —	$ —	$7.62
Class I	16.04	—	—
Class II	9.18	—	—
Investor Class	—	—	7.55
Advisor Class	—	42.02	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Fiscal Year Ended October 31, 2015

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio
INVESTMENT INCOME
Interest	$243	$185	$5
Dividends (net of foreign withholding taxes of $623,967, $10,367,505 and $202,990, respectively)	11,269,132	91,607,326	2,021,504
Total investment income	11,269,375	91,607,511	2,021,509

EXPENSES
Investment advisory fees (Note 3)	6,776,956	33,351,065	1,195,602
Administration fees (Note 3)	276,707	1,167,108	38,260
Distribution fees, Investor Class	—	1,006,502	148,102
Custody and accounting fees (Note 3)	193,340	1,028,522	57,048
Directors’ fees and expenses (Note 3)	35,590	195,755	4,011
Transfer agent fees and expenses (Note 3)	48,275	168,709	43,995
Printing and postage fees	41,154	352,761	11,125
State registration filing fees	78,104	164,989	57,887
Professional fees	80,622	275,344	34,718
Shareholder servicing fees (Note 3)	421,613	2,964,130	130,771
Compliance officers’ fees and expenses (Note 3)	17,348	61,493	8,615
Other fees and expenses	35,896	173,570	9,035

Total Expenses	8,005,605	40,909,948	1,739,169

Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(347,529)
Net expenses	8,005,605	40,909,948	1,391,640
Net investment income	3,263,770	50,697,563	629,869
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	21,433,182	(22,822,878)	1,147,114
Foreign currency transactions	(57,985)	(1,004,465)	(54,746)
Net realized gain (loss)	21,375,197	(23,827,343)	1,092,368
Change in unrealized appreciation (depreciation)
Investments (net of increase in deferred foreign taxes of $ -, $ - and $20,051, respectively)	(6,649,246)	(163,273,935)	(2,811,312)
Translation of assets and liabilities denominated in foreign currencies	(68,117)	118,439	(5,755)
Net change in unrealized depreciation	(6,717,363)	(163,155,496)	(2,817,067)
Net realized and unrealized gain (loss)	14,657,834	(186,982,839)	(1,724,699)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,921,604	$(136,285,276)	$(1,094,830)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2015

	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,018,399, $6,231,808 and $1,277,877, respectively)	$40,757,114	$50,508,303	$16,968,995
Total investment income	40,757,114	50,508,303	16,968,995

EXPENSES
Investment advisory fees (Note 3)	22,366,042	28,301,810	8,299,083
Administration fees (Note 3)	560,329	680,254	195,893
Distribution fees, Investor Class	—	—	142,779
Custody and accounting fees (Note 3)	940,632	1,143,432	806,130
Directors’ fees and expenses (Note 3)	80,467	104,841	23,163
Transfer agent fees and expenses (Note 3)	64,497	116,617	74,305
Printing and postage fees	140,285	341,582	59,595
State registration filing fees	159,583	112,382	106,219
Professional fees	150,764	192,067	68,168
Shareholder servicing fees (Note 3)	997,648	5,135,181	308,939
Compliance officers’ fees and expenses (Note 3)	30,113	36,661	14,005
Other fees and expenses	73,680	94,814	27,783

Total Expenses	25,564,040	36,259,641	10,126,062

Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(377,910)	—	—
Net expenses	25,186,130	36,259,641	10,126,062
Net investment income	15,570,984	14,248,662	6,842,933
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(20,519,493)	(12,197,726)	(5,310,141)
Foreign currency transactions	(981,614)	(1,170,810)	(1,058,827)
Net realized loss	(21,501,107)	(13,368,536)	(6,368,968)
Change in unrealized appreciation (depreciation) Investments (net of increase (decrease) in deferred foreign taxes of $(3,802,059), $(2,163,184) and $2,411,162, respectively)	(278,276,952)	(373,358,577)	(110,664,557)
Translation of assets and liabilities denominated in foreign currencies	(91,024)	(56,370)	57,538
Net change in unrealized appreciation (depreciation)	(278,367,976)	(373,414,947)	(110,607,019)
Net realized and unrealized loss	(299,869,083)	(386,783,483)	(116,975,987)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(284,298,099)	$(372,534,821)	$(110,133,054)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Fiscal Years Ended October 31

	Global Equity Portfolio		International Equity Portfolio
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,263,770	$2,956,657	$50,697,563	$40,100,077
Net realized gain (loss) on investments and foreign currency transactions	21,375,197	29,540,576	(23,827,343)	(8,361,902)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(6,717,363)	48,698,598	(163,155,496)	78,260,538
Net increase (decrease) in net assets resulting from operations	17,921,604	81,195,831	(136,285,276)	109,998,713
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(2,554,143)	(2,478,096)	(38,846,985)	(27,911,956)
Investor Class	—	—	(2,382,379)	(1,837,137)
Advisor Class	(81,209)	(210,054)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(26,960,277)	(2,347,678)	—	—
Advisor Class	(3,050,849)	(367,945)	—	—
Total distributions to shareholders	(32,646,478)	(5,403,773)	(41,229,364)	(29,749,093)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	179,930,440	194,571,247	1,644,785,517	1,013,583,093
Investor Class	—	—	181,756,485	114,060,149
Advisor Class	8,977,263	14,896,685	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	29,197,676	4,590,321	34,920,910	23,823,998
Investor Class	—	—	2,200,814	1,631,420
Advisor Class	3,034,341	565,236	—	—
Cost of shares redeemed
Institutional Class	(122,660,318)	(78,234,287)	(746,791,832)	(756,833,391)
Investor Class	—	—	(204,974,363)	(91,523,163)
Advisor Class	(27,141,183)	(28,952,896)	—	—
Net increase in net assets from portfolio share transactions	71,338,219	107,436,306	911,897,531	304,742,106
NET INCREASE IN NET ASSETS	56,613,345	183,228,364	734,382,891	384,991,726
NET ASSETS
At beginning of year	813,403,670	630,175,306	4,262,519,642	3,877,527,916
At end of year	$870,017,015	$813,403,670	$4,996,902,533	$4,262,519,642
Accumulated Undistributed Net Investment Income Included in Net Assets	$3,486,856	$2,968,726	$48,300,171	$39,836,437

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	5,552,736	6,335,104	90,620,921	56,472,269
Shares issued upon reinvestment of dividends	927,499	151,246	1,969,594	1,349,802
Shares redeemed	(3,848,567)	(2,503,164)	(41,691,570)	(42,119,099)
Net increase	2,631,668	3,983,186	50,898,945	15,702,972
INVESTOR CLASS:
Shares sold	—	—	9,933,245	6,400,291
Shares issued upon reinvestment of dividends	—	—	124,129	92,536
Shares redeemed	—	—	(11,368,105)	(5,097,694)
Net increase (decrease)	—	—	(1,310,731)	1,395,133
ADVISOR CLASS:
Shares sold	279,729	480,502	—	—
Shares issued upon reinvestment of dividends	96,390	18,618	—	—
Shares redeemed	(853,187)	(938,861)	—	—
Net decrease	(477,068)	(439,741)	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$629,869	$374,880	$15,570,984	$15,470,194
Net realized gain (loss) on investments and foreign currency transactions	1,092,368	1,249,872	(21,501,107)	10,413,623
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,817,067)	(539,872)	(278,367,976)	18,687,800
Net increase (decrease) in net assets resulting from operations	(1,094,830)	1,084,880	(284,298,099)	44,571,617
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	(106,497)	(122,479)	—	—
Class I	—	—	(11,022,311)	(8,999,751)
Class II	—	—	(2,386,064)	—
Investor Class	(121,488)	(189,439)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	(559,248)	(1,655,159)	—	—
Investor Class	(1,082,713)	(3,131,178)	—	—
Total distributions to shareholders	(1,869,946)	(5,098,255)	(13,408,375)	(8,999,751)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	34,316,104	14,836,762	—	—
Class I	—	—	1,087,311,350	677,867,908
Class II	—	—	94,131,958	192,807,410*
Investor Class	23,990,321	29,466,501	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	639,158	1,490,116	—	—
Class I	—	—	9,761,483	7,692,156
Class II	—	—	1,994,611	—
Investor Class	1,186,338	3,275,875	—	—
Cost of shares redeemed
Institutional Class	(14,712,427)	(12,511,817)	—	—
Class I	—	—	(480,593,334)	(241,309,959)
Class II	—	—	(12,650,000)	—
Investor Class	(36,554,677)	(20,069,633)	—	—
Net increase in net assets from portfolio share transactions	8,864,817	16,487,804	699,956,068	637,057,515
NET INCREASE IN NET ASSETS	5,900,041	12,474,429	402,249,594	672,629,381
NET ASSETS
At beginning of year	91,539,718	79,065,289	1,715,670,704	1,043,041,323
At end of year	$97,439,759	$91,539,718	$2,117,920,298	$1,715,670,704
Accumulated Undistributed Net Investment Income Included in Net Assets	$576,624	$229,486	$14,198,100	$13,439,341

CAPITAL SHARE TRANSACTIONS:
(1) INSTITUTIONAL CLASS:
Shares sold	2,501,397	1,039,529	—	—
Shares issued upon reinvestment of dividends	49,242	109,487	—	—
Shares redeemed	(1,094,841)	(887,997)	—	—
Net increase	1,455,798	261,019	—	—
CLASS I:
Shares sold	—	—	63,747,416	37,002,702
Shares issued upon reinvestment of dividends	—	—	565,883	440,055
Shares redeemed	—	—	(29,078,697)	(13,376,119)
Net increase	—	—	35,234,602	24,066,638
CLASS II:
Shares sold	—	—	9,176,034	18,181,475*
Shares issued upon reinvestment of dividends	—	—	202,293	—
Shares redeemed	—	—	(1,260,322)	—
Net increase	—	—	8,118,005	18,181,475
INVESTOR CLASS:
Shares sold	1,814,278	2,066,286	—	—
Shares issued upon reinvestment of dividends	91,609	240,873	—	—
Shares redeemed	(2,697,065)	(1,410,437)	—	—
Net increase (decrease)	(791,178)	896,722	—	—

*	For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Emerging Markets Portfolio		Frontier Emerging Markets Portfolio
	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,248,662	$22,455,192	$6,842,933	$4,016,750
Net realized gain (loss) on investments and foreign currency transactions	(13,368,536)	100,672,133	(6,368,968)	17,648,853
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(373,414,947)	(40,084,999)	(110,607,019)	17,573,698
Net increase (decrease) in net assets resulting from operations	(372,534,821)	83,042,326	(110,133,054)	39,239,301
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Institutional Class	—	—	(2,796,658)	(777,464)
Investor Class	—	—	(138,589)	(28,324)
Advisor Class	(19,237,520)	(16,977,080)	—	—
Net realized gain from investments and foreign-currency related transactions
Institutional Class	—	—	(5,342,306)	—
Investor Class	—	—	(749,018)	—
Advisor Class	(96,450,985)	(54,210,866)	—	—
Total distributions to shareholders	(115,688,505)	(71,187,946)	(9,026,571)	(805,788)
TRANSACTIONS IN SHARES OF COMMON STOCK(1)
Proceeds from sale of shares
Institutional Class	—	—	284,093,970	233,577,907
Investor Class	—	—	31,005,270	76,061,236
Advisor Class	1,016,324,666	838,375,319	—	—
Net Asset Value of shares issued to shareholders upon reinvestment of dividends
Institutional Class	—	—	6,425,116	442,478
Investor Class	—	—	723,315	27,636
Advisor Class	107,333,549	63,185,505	—	—
Cost of shares redeemed
Institutional Class	—	—	(207,426,498)	(66,783,481)
Investor Class	—	—	(51,944,631)	(21,700,564)
Advisor Class	(799,281,192)	(480,444,492)	—	—
Net increase in net assets from portfolio share transactions	324,377,023	421,116,332	62,876,542	221,625,212
NET INCREASE (DECREASE) IN NET ASSETS	(163,846,303)	432,970,712	(56,283,083)	260,058,725
NET ASSETS
At beginning of year	2,545,517,061	2,112,546,349	553,550,398	293,491,673
At end of year	$2,381,670,758	$2,545,517,061	$497,267,315	$553,550,398
Accumulated Undistributed Net Investment Income Included in Net Assets	$12,479,573	$19,306,098	$4,338,521	$2,252,912

(1) CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS:
Shares sold	—	—	32,984,178	24,968,772
Shares issued upon reinvestment of dividends	—	—	746,239	52,426
Shares redeemed	—	—	(24,456,897)	(7,168,264)
Net increase	—	—	9,273,520	17,852,934
INVESTOR CLASS:
Shares sold	—	—	3,626,234	8,083,195
Shares issued upon reinvestment of dividends	—	—	84,499	3,294
Shares redeemed	—	—	(6,029,863)	(2,312,389)
Net increase (decrease)	—	—	(2,319,130)	5,774,100
ADVISOR CLASS:
Shares sold	22,281,343	16,822,043	—	—
Shares issued upon reinvestment of dividends	2,374,111	1,324,366	—	—
Shares redeemed	(18,008,054)	(9,737,841)	—	—
Net increase	6,647,400	8,408,568	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

Global Equity Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$32.98	$29.84	$25.05	$23.38	$23.52

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.13(1)	0.13(1)	0.17(1)	0.18(1)	0.12(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.68	3.27	4.74	1.81	(0.04)
Net increase from investment operations	0.81	3.40	4.91	1.99	0.08

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.12)	(0.13)	(0.12)	(0.10)	(0.06)
Net realized gain from investments	(1.23)	(0.13)	—	(0.22)	(0.16)
Total distributions	(1.35)	(0.26)	(0.12)	(0.32)	(0.22)
Net asset value, end of year	$32.44	$32.98	$29.84	$25.05	$23.38

Total Return	2.51%	11.47%	19.66%	8.73%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$805,291	$731,897	$543,293	$226,489	$147,108
Expenses to average net assets	0.92%	0.97%	0.99%	1.12%	1.16%
Expenses to average net assets (net of fees waived/reimbursed)	0.92%	0.95%	0.95%	0.95%	1.00%
Net investment income to average net assets	0.41%	0.43%	0.62%	0.72%	0.48%
Portfolio turnover rate	45%	30%	13%	32%	40%
(1) Net investment income per share was calculated using the average shares outstanding method.

Global Equity Portfolio — Advisor Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$32.92	$29.80	$25.02	$23.36	$23.48

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	0.04(1)	0.05(1)	0.09(1)	0.11(1)	0.07(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.68	3.27	4.74	1.82	(0.02)
Net increase from investment operations	0.72	3.32	4.83	1.93	0.05

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.03)	(0.07)	(0.05)	(0.05)	(0.01)
Net realized gain from investments	(1.23)	(0.13)	—	(0.22)	(0.16)
Total distributions	(1.26)	(0.20)	(0.05)	(0.27)	(0.17)
Net asset value, end of year	$32.38	$32.92	$29.80	$25.02	$23.36

Total Return	2.28%	11.19%	19.33%	8.43%	0.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$64,726	$81,507	$86,882	$68,749	$58,320
Expenses to average net assets	1.18%	1.20%	1.25%	1.35%	1.30%
Expenses to average net assets (net of fees waived/reimbursed)	1.18%	1.20%	1.24%	1.23%	1.18%
Net investment income to average net assets	0.13%	0.16%	0.32%	0.45%	0.31%
Portfolio turnover rate	45%	30%	13%	32%	40%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

International Equity Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$18.30	$17.97	$15.15	$14.06	$14.51

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	0.20(1)	0.18(1)	0.17(1)	0.18(1)	0.17(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.63)	0.29	2.78	1.06	(0.56)
Net increase (decrease) from investment operations	(0.43)	0.47	2.95	1.24	(0.39)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.18)	(0.14)	(0.13)	(0.11)	(0.06)
Net realized gain from investments	—	—	—	(0.04)	—
Total distributions	(0.18)	(0.14)	(0.13)	(0.15)	(0.06)
Net asset value, end of year	$17.69	$18.30	$17.97	$15.15	$14.06

Total Return	(2.40)%	2.65%	19.58%	9.00%	(2.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$4,591,802	$3,819,491	$3,467,793	$1,798,940	$969,139
Expenses to average net assets	0.85%	0.87%	0.87%	0.87%	0.86%
Net investment income to average net assets	1.11%	1.01%	1.06%	1.26%	1.13%
Portfolio turnover rate	12%	10%	20%	14%	15%
(1) Net investment income per share was calculated using the average shares outstanding method.

International Equity Portfolio — Investor Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$18.23	$17.89	$15.09	$14.01	$14.47

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	0.15(1)	0.13(1)	0.12(1)	0.12(1)	0.12(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.64)	0.29	2.77	1.06	(0.56)
Net increase (decrease) from investment operations	(0.49)	0.42	2.89	1.18	(0.44)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.12)	(0.08)	(0.09)	(0.06)	(0.02)
Net realized gain from investments	—	—	—	(0.04)	—
Total distributions	(0.12)	(0.08)	(0.09)	(0.10)	(0.02)
Net asset value, end of year	$17.62	$18.23	$17.89	$15.09	$14.01

Total Return	(2.76)%	2.36%	19.19%	8.51%	(3.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$405,101	$443,029	$409,735	$275,468	$237,494
Expenses to average net assets	1.17%	1.17%	1.20%	1.24%	1.26%
Expenses to average net assets (net of fees waived/reimbursed)	1.17%	1.17%	1.20%	1.24%	1.25%
Net investment income to average net assets	0.83%	0.72%	0.76%	0.87%	0.79%
Portfolio turnover rate	12%	10%	20%	14%	15%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

International Small Companies Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Period Ended Oct. 31, 2011(1)
Net asset value, beginning of period	$13.85	$14.47	$11.45	$10.53	$12.28

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	0.11(2)	0.08(2)	0.07(2)	0.16(2)	0.03(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.25)	0.23	3.09	0.85	(1.78)
Net increase (decrease) from investment operations	(0.14)	0.31	3.16	1.01	(1.75)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)	(0.06)	(0.14)	(0.09)	—
Net realized gain from investments	(0.26)	(0.87)	—	—	—
Total distributions	(0.31)	(0.93)	(0.14)	(0.09)	—
Net asset value, end of period	$13.40	$13.85	$14.47	$11.45	$10.53

Total Return	(0.98)%	2.28%	27.88%	9.74%	(14.25	)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$47,276	$28,711	$26,236	$33,515	$14,000
Expenses to average net assets	1.64%	1.59%	1.68%	1.64%	2.70	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	1.30%	1.30%	1.39%	1.50%	1.50	%(B)
Net investment income to average net assets	0.79%	0.58%	0.57%	1.49%	0.89	%(B)
Portfolio turnover rate	38%	36%	97%	10%	12	%(A)

(1)    For the period from June 30, 2011 (commencement of class operations) through October 31, 2011.

(2)    Net investment income per share was calculated using the average shares outstanding method.

(A)   Not Annualized.

(B)   Annualized.

International Small Companies Portfolio — Investor Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$13.80	$14.45	$11.43	$10.51	$10.82

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	0.08(1)	0.05(1)	0.08(1)	0.11(1)	0.15(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.26)	0.22	3.05	0.88	(0.43)
Net increase (decrease) from investment operations	(0.18)	0.27	3.13	0.99	(0.28)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.03)	(0.05)	(0.11)	(0.07)	(0.03)
Net realized gain from investments	(0.26)	(0.87)	—	—	—
Total distributions	(0.29)	(0.92)	(0.11)	(0.07)	(0.03)
Net asset value, end of year	$13.33	$13.80	$14.45	$11.43	$10.51

Total Return	(1.29)%	1.97%	27.63%	9.51%	(2.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$50,164	$62,828	$52,830	$31,249	$30,142
Expenses to average net assets	1.93%	1.88%	1.99%	2.02%	2.15%
Expenses to average net assets (net of fees waived/reimbursed)	1.55%	1.55%	1.60%	1.75%	1.75%
Net investment income to average net assets	0.58%	0.32%	0.60%	1.07%	1.29%
Portfolio turnover rate	38%	36%	97%	10%	12%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Institutional Emerging Markets Portfolio — Class I
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$18.60	$18.07	$16.56	$15.07	$16.70

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	0.13(1)	0.20(1)	0.18(1)	0.16(1)	0.15(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.56)	0.48	1.45	1.49	(1.74)
Net increase (decrease) from investment operations	(2.43)	0.68	1.63	1.65	(1.59)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.13)	(0.15)	(0.12)	(0.16)	(0.04)
Total distributions	(0.13)	(0.15)	(0.12)	(0.16)	(0.04)
Net asset value, end of year	$16.04	$18.60	$18.07	$16.56	$15.07

Total Return	(13.14)%	3.80%	9.85%	11.17%	(9.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,876,495	$1,521,194	$1,043,041	$463,791	$328,713
Expenses to average net assets	1.31%	1.31%	1.33%	1.36%	1.39%
Expenses to average net assets (net of fees waived/reimbursed)	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment income to average net assets	0.77%	1.12%	1.06%	1.00%	0.93%
Portfolio turnover rate	23%	26%	18%	42%	53%
(1) Net investment income per share was calculated using the average shares outstanding method.

Institutional Emerging Markets Portfolio — Class II
Per Share Data				For the Year Ended Oct. 31, 2015	For the Period Ended Oct. 31, 2014(1)
Net asset value, beginning of period				$10.70	$10.00

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income				0.09(2)	0.10(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions				(1.48)	0.60
Net increase (decrease) from investment operations				(1.39)	0.70

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income				(0.13)	—
Total distributions				(0.13)	—
Net asset value, end of period				$9.18	$10.70

Total Return				(13.06)%	7.00	%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)				$241,425	$194,477
Expenses to average net assets				1.27%	1.30	%(B)
Expenses to average net assets (net of fees waived/reimbursed)				1.14%	1.14	%(B)
Net investment income to average net assets				0.96%	1.36	%(B)
Portfolio turnover rate				23%	26	%(A)

(1)	For the period from March 5, 2014 (commencement of class operations) through October 31, 2014.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Emerging Markets Portfolio — Advisor Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$50.88	$50.76	$49.54	$45.18	$50.09

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	0.26(1)	0.49(1)	0.40(1)	0.37(1)	0.31(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(6.80)	1.32	4.33	4.34	(5.02)
Net increase (decrease) from investment operations	(6.54)	1.81	4.73	4.71	(4.71)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.39)	(0.40)	(0.36)	(0.35)	(0.20)
Net realized gain from investments	(1.93)	(1.29)	(3.15)	—	—
Total distributions	(2.32)	(1.69)	(3.51)	(0.35)	(0.20)
Net asset value, end of year	$42.02	$50.88	$50.76	$49.54	$45.18

Total Return	(13.17)%	3.79%	9.93%	10.60%	(9.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$2,381,671	$2,545,517	$2,112,546	$1,715,068	$1,693,650
Expenses to average net assets	1.45%	1.45%	1.47%	1.49%	1.50%
Net investment income to average net assets	0.57%	0.98%	0.83%	0.80%	0.63%
Portfolio turnover rate	30%	28%	26%	36%	33%
(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

Frontier Emerging Markets Portfolio — Institutional Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Year Ended Oct. 31, 2011
Net asset value, beginning of year	$9.50	$8.46	$7.12	$6.57	$7.88

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.11(1)	0.09(1)	0.07(1)	0.07(1)	0.07(1)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1.84)	0.97	1.35	0.51	(1.37)
Net increase (decrease) from investment operations	(1.73)	1.06	1.42	0.58	(1.30)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)	(0.02)	(0.08)	(0.03)	(0.01)
Net realized gain from investments	(0.10)	—	—	—	—
Total distributions	(0.15)	(0.02)	(0.08)	(0.03)	(0.01)
Net asset value, end of year	$7.62	$9.50	$8.46	$7.12	$6.57

Total Return	(18.35)%	12.60%	20.20%	8.93%	(16.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$451,646	$474,838	$271,728	$81,568	$101,666
Expenses to average net assets	1.79%	1.77%	1.80%	1.95%	1.87%
Net investment income to average net assets	1.29%	1.01%	0.94%	1.03%	0.89%
Portfolio turnover rate	38%	37%	24%	72%	23%
(1) Net investment income per share was calculated using the average shares outstanding method.

Frontier Emerging Markets Portfolio — Investor Class
Per Share Data	For the Year Ended Oct. 31, 2015	For the Year Ended Oct. 31, 2014	For the Year Ended Oct. 31, 2013	For the Year Ended Oct. 31, 2012	For the Period Ended Oct. 31, 2011(1)
Net asset value, beginning of period	$9.41	$8.40	$7.08	$6.55	$7.84

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	0.06(2)	0.04(2)	0.05(2)	0.10(2)	0.04(2)
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1.80)	0.98	1.34	0.45	(1.33)
Net increase (decrease) from investment operations	(1.74)	1.02	1.39	0.55	(1.29)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)	(0.01)	(0.07)	(0.02)	—
Net realized gain from investments	(0.10)	—	—	—	—
Total Distributions	(0.12)	(0.01)	(0.07)	(0.02)	—
Net asset value, end of period	$7.55	$9.41	$8.40	$7.08	$6.55

Total Return	(18.64)%	12.15%	19.83%	8.49%	(16.45)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$45,622	$78,712	$21,763	$3,003	$1,225
Expenses to average net assets	2.20%	2.22%	2.64%	4.71%	9.06	%(B)
Expenses to average net assets (net of fees waived/reimbursed)	2.20%	2.22%	2.25%	2.25%	2.25	%(B)
Net investment income to average net assets	0.75%	0.38%	0.66%	1.47%	0.75	%(B)
Portfolio turnover rate	38%	37%	24%	72%	23	%(A)
(1)	For the period from December 31, 2010 (commencement of class operations) through October 31, 2011.
(2)	Net investment income per share was calculated using the average shares outstanding method.
(A)	Not Annualized.
(B)	Annualized.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2015

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has six separate diversified Portfolios, all of which were active as of October 31, 2015 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States

International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States

International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States

Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”)	Class I: October 17, 2005 Class II: March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

Emerging Markets Portfolio (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets

Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class: May 27, 2008 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets

* International Equity is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996 is historical information for the predecessor portfolio.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Indemnifications

Under the Fund’s organizational document, its officers and Board of Directors (“Board”) are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

2. Summary of Significant Accounting Policies (continued)

Valuation

The Board has adopted procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not readily available.

In determining a Portfolio’s net asset value (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Participation notes are valued based upon the closing or last traded price of their underlying local shares. Such securities are typically categorized as “Level 2” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.

To address this issue, the Board has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in “time zone arbitrage,” i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not readily available or for which available prices are deemed unreliable are priced by the Investment Adviser at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP includes a topic which establishes a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. This topic defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	unadjusted quoted prices in active markets for identical investments
Level 2	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

2. Summary of Significant Accounting Policies (continued)

The Portfolios disclose all transfers between levels based on valuations at the end of each reporting period.

At October 31, 2015, the Portfolios below had transfers from Level 1 to Level 2, based on levels assigned to the securities on October 31, 2014, due to the use of closing prices from a local exchange as inputs to the valuations of shares from the same issuer, trading on a foreign exchange and due to the use of an adjustment factor greater or less than 1 as inputs to the valuations.

	Institutional Emerging Markets	Emerging Markets	Frontier Emerging Markets
Common Stock
Banks	$ 27,912,244	$ 31,879,353	$ 17,507,490
Capital Goods	—	—	599,048
Consumer Services	—	—	2,188,044
Food, Beverage & Tobacco	—	—	3,269,223
Materials	—	—	13,030,471
Retailing	—	—	3,400,856
Transportation	—	—	510,200

Total	$ 27,912,244	$ 31,879,353	$ 40,505,332

At October 31, 2015, the Portfolios below had transfers from Level 2 to Level 1, based on levels assigned to the securities on October 31, 2014, due to the use of an adjustment factor of 1 as inputs to the valuations.

Frontier Emerging Markets
Common Stock
Consumer Durables & Apparel	$ 5,879,665

Total	$ 5,879,665

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of October 31, 2015. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)			Other Significant Observable Inputs (Level 2)			Total
	Common Stocks	Preferred Stocks	Short-Term Investments	Common Stocks	Preferred Stocks	Participation Notes	Investment Securities
Global Equity	$ 586,570,672	$ 4,382,579	$ 6,449,806	$ 276,339,656	$ -	$ -	$ 873,742,713
International Equity	1,098,984,215	51,501,478	217,632,031	3,511,018,540	106,510,943	-	4,985,647,207
International Small Companies	2,687,376	-	1,530,035	88,197,983	-	4,833,443	97,248,837
Institutional Emerging Markets	471,945,848	75,190,094	74,290,757	1,435,636,315	17,864,370	52,848,624	2,127,776,008
Emerging Markets	537,527,639	85,561,833	74,227,776	1,638,399,293	20,506,182	60,275,058	2,416,497,781
Frontier Emerging Markets	75,944,678	5,885,400	3,063,680	356,665,842	-	61,529,412	503,089,012

As of October 31, 2015, there were no Level 3 investments held within the Portfolios.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

2. Summary of Significant Accounting Policies (continued)

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the Net realized gain (loss) from investments and Change in unrealized appreciation (depreciation) from investments on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Redemption Fees

Redemptions made within 90 days of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. For the years ended October 31, 2015 and October 31, 2014, the Portfolios received the following redemption fees related to transactions in shares of common stock. These amounts are included as a component of “Cost of shares redeemed” in the Portfolios’ Statements of Changes in Net Assets.

	Institutional Class		Class I		Class II
Portfolio	2015	2014	2015	2014	2015	2014
Global Equity	$3,177	$297	$-	$-	$-	$-
International Equity	546,500	202,246	-	-	-	-
International Small Companies	893	1,536	-	-	-	-
Institutional Emerging Markets	-	-	283,979	73,653	-	-
Emerging Markets	-	-	-	-	-	-
Frontier Emerging Markets	93,406	60,989	-	-	-	-

	Investor Class		Advisor Class
Portfolio	2015	2014	2015	2014
Global Equity	$-	$-	$5,378	$2,772
International Equity	41,860	40,158	-	-
International Small Companies	1,806	14,171	-	-
Institutional Emerging Markets	-	-	-	-
Emerging Markets	-	-	381,385	272,857
Frontier Emerging Markets	43,616	24,222	-	-

3. Significant Agreements and Transactions with Affiliates

The Board has approved an investment advisory agreement (the “Agreement”) with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

3. Significant Agreements and Transactions with Affiliates (continued)

The following annualized advisory fees and contractual expense limits were in effect for the year ended October 31, 2015. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Contractual Expense Limit
Global Equity – Institutional Class	0.80%	0.78%	0.76%	0.74%	0.95%
Global Equity – Advisor Class	0.80%	0.78%	0.76%	0.74%	1.25%
International Equity – Institutional Class	0.75%	0.73%	0.71%	0.69%*	1.00%
International Equity – Investor Class	0.75%	0.73%	0.71%	0.69%*	1.25%
International Small Companies – Institutional Class	1.25%	1.23%	1.23%	1.23%	1.30%**
International Small Companies – Investor Class	1.25%	1.23%	1.23%	1.23%	1.55%**
Institutional Emerging Markets – Class I	1.15%	1.13%	1.11%	1.09%	1.30%
Institutional Emerging Markets – Class II	1.15%	1.13%	1.11%	1.09%	1.14%***
Emerging Markets – Advisor Class	1.15%	1.13%	1.11%	1.09%	1.75%
Frontier Emerging Markets – Institutional Class	1.50%	1.48%	1.48%	1.48%	2.00%
Frontier Emerging Markets – Investor Class	1.50%	1.48%	1.48%	1.48%	2.25%

* Effective November 1, 2015, an additional advisory fee breakpoint was added to the International Equity Portfolio, providing a further 2 basis point reduction (to 0.67%) for assets over $4 billion.

** Effective November 1, 2015, the contractual expense limits for International Small Companies Institutional and Investor Classes were reduced to 1.25% and 1.50%, respectively.

*** The Investment Adviser has contractually agreed to waive a portion of its management fee and/or reimburse the Class II of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed the applicable contractual management fee, inclusive of breakpoints on assets, through February 29, 2016.

On December 16, 2015, the Board voted to extend the contractual expense limits listed above through February 28, 2017, inclusive of the changes to the International Small Companies Portfolio indicated above.

For the year ended October 31, 2015, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
International Small Companies – Institutional Class	122,764
International Small Companies – Investor Class	224,765
Institutional Emerging Markets – Class I	88,150
Institutional Emerging Markets – Class II	289,760

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Alaric Compliance Services, LLC (“ACS”) provides an individual to serve as chief compliance and anti-money laundering compliance officer of the Fund. Fees paid to ACS are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

3. Significant Agreements and Transactions with Affiliates (continued)

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain distribution, account maintenance, record keeping and transactional services. In recognition of the savings of expenses to the Fund arising from the intermediaries’ assumption of functions that the Fund would otherwise perform, such as providing sub-accounting and related shareholder services, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above). Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the year ended October 31, 2015. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

4. Class Specific Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., Distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to printing and mailing shareholder reports to shareholders of a particular class). Class level expenses for Portfolios with multiple active classes are shown in the table below.

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees
Global Equity – Institutional Class	$-	$51,113	$33,198	$24,461	$268,328
Global Equity – Advisor Class	-	26,991	7,956	23,814	153,285
International Equity – Institutional Class	-	119,206	293,292	89,290	2,577,027
International Equity – Investor Class	1,006,502	45,783	59,469	79,419	387,103
International Small Companies – Institutional Class	-	28,059	3,363	21,937	29,300
International Small Companies – Investor Class	148,102	29,828	7,762	22,058	101,471
Institutional Emerging Markets – Class I	-	113,056	129,021	36,835	997,648
Institutional Emerging Markets – Class II	-	46,527	11,264	27,662	-
Frontier Emerging Markets – Institutional Class	-	66,239	48,574	46,434	243,581
Frontier Emerging Markets – Investor Class	142,779	39,980	11,021	27,871	65,358

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2015, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities
Global Equity	$ 432,194,175	$ 372,093,739
International Equity	1,346,013,086	550,439,163
International Small Companies	44,706,648	35,760,353
Institutional Emerging Markets	1,133,413,537	436,344,935
Emerging Markets	995,206,527	733,324,897
Frontier Emerging Markets	272,445,839	203,580,006

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

6. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at October 31, 2015, for each of the Portfolios were as follows:

Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)	Cost
Global Equity	$ 188,978,995	$ (19,665,363)	$ 169,313,632	$ 704,429,081
International Equity	888,761,165	(226,500,492)	662,260,673	4,323,386,534
International Small Companies	17,515,833	(6,452,613)	11,063,220	86,185,617
Institutional Emerging Markets	176,978,816	(306,654,127)	(129,675,311)	2,257,451,319
Emerging Markets	421,008,537	(263,902,568)	157,105,969	2,259,391,812
Frontier Emerging Markets	53,403,620	(119,569,488)	(66,165,868)	569,254,880

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Net unrealized appreciation on investments and on assets and liabilities denominated in foreign currencies”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of October 31, 2015 and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2012; October 31, 2013; October 31, 2014) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 were as follows:

	Distributions From
Portfolio	Ordinary Income 2015	Long - Term Capital Gains 2015	Ordinary Income 2014	Long - Term Capital Gains 2014
Global Equity	$2,635,352	$30,011,126	$2,737,949	$2,665,824
International Equity	41,229,364	-	29,749,093	-
International Small Companies	532,201	1,337,745	1,780,824	3,317,431
Institutional Emerging Markets	13,408,375	-	8,999,751	-
Emerging Markets	19,237,520	96,450,985	16,977,080	54,210,866
Frontier Emerging Markets	2,935,247	6,091,324	805,788	-

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

6. Income Tax (continued)

As of October 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/(Deficit)
Global Equity	$2,915,626	$21,649,757	$-	$169,296,911	$193,862,294
International Equity	48,284,661	-	(58,718,819)	662,059,051	651,624,893
International Small Companies	576,033	948,182	-	11,030,442	12,554,657
Institutional Emerging Markets	14,148,367	-	(41,808,421)	(129,662,738)	(157,322,792)
Emerging Markets	12,240,599	56,015	-	157,300,810	169,597,424
Frontier Emerging Markets	4,626,841	-	(2,937,656)	(68,905,088)	(67,215,903)

* The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on certain sale of securities. Unrealized Appreciation (Depreciation) includes amounts related to foreign currency and currency translations.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies and became effective for the Portfolios for the fiscal year ended October 31, 2012. Under the Act, each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during post-enactment years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Capital losses incurred that will be carried forward indefinitely under provisions of the Act are as follows:

Portfolio	Short-Term Capital Loss Carry forward	Long-Term Capital Loss Carry forward
International Equity	$58,718,819	$-
Institutional Emerging Markets	-	9,305,792
Frontier Emerging Markets	2,937,656	-

At October 31, 2015, the pre-enactment capital loss carryforwards and their respective years of expiration were as follows:

Portfolio	October 31, 2017	October 31, 2019
Institutional Emerging Markets	$28,667,656	$3,834,973

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Portfolios made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Portfolios. As of October 31, 2015, the following reclassifications were made to the Statements of Assets and Liabilities:

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) from Investment Transactions
Global Equity	$-	$(110,288)	$110,288
International Equity	-	(1,004,465)	1,004,465
International Small Companies	-	(54,746)	54,746
Institutional Emerging Markets	-	(1,403,850)	1,403,850
Emerging Markets	-	(1,837,667)	1,837,667
Frontier Emerging Markets	-	(1,822,077)	1,822,077

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

7. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “net realized gain (loss) on foreign currency transactions” and “change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts on October 31, 2015.

8. Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes are issued by banks or broker-dealers and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter and are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio investing in participation notes would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

9. Concentration of Ownership

At October 31, 2015, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership
Global Equity	3	52.67% *
International Equity	2	51.23% *
International Small Companies	3	70.96% *
Institutional Emerging Markets	2	54.85% *
Emerging Markets	3	79.77% *
Frontier Emerging Markets	4	67.85% *

*Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

10. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

Frontier Emerging Markets is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index. During periods when the Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. At October 31, 2015, the Portfolio’s investment in the Banking industry amounted to 33.23% of its total assets.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2015

11. Line of Credit

The Fund has a $100 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate, and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $100 million at any particular time. Interest is charged to each Portfolio based on borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.10% on the line of credit and is allocated among the Portfolios. For the year ended October 31, 2015, International Small Companies had an outstanding balance on three days with a maximum balance of $1,900,000 at an average weighted interest rate of 1.75%, Institutional Emerging Markets had an outstanding balance on one day with a maximum balance of $600,000 at an average weighted interest rate of 1.37%, Emerging Markets had an outstanding balance on one day with a maximum balance of $8,600,000 at an average weighted interest rate of 1.37%, and Frontier Emerging Markets had an outstanding balance on thirteen days with a maximum balance of $9,400,000 at an average weighted interest rate of 1.75%. As of October 31, 2015, the Portfolios did not have any borrowings outstanding.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Harding, Loevner Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Harding, Loevner Funds, Inc. (comprising the Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, and Frontier Emerging Markets Portfolio) (collectively, the Portfolios) including the portfolios of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios of the Harding, Loevner Funds, Inc. as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Chicago, Illinois

December 18, 2015

Harding, Loevner Funds, Inc.

Supplemental Tax Information

(unaudited)

International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, and Frontier Emerging Markets paid qualifying foreign taxes of $9,069,174, $177,940, $4,424,148, $5,614,479, and $2,067,674 and earned $61,023,721, $829,925, $20,550,584, $20,447,830, and $8,088,909 from foreign source income during the fiscal year ended October 31, 2015, respectively. Pursuant to Section 853 of the Internal Revenue Code, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, and Frontier Emerging Markets designated $0.0321, $0.0244, $0.0309, $0.0991, and $0.0317 per share as foreign taxes paid and $0.2160, $0.1138, $0.1434, $0.3608 and $0.1239 as income earned from foreign sources for the fiscal year ended October 31, 2015, respectively.

Global Equity, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, and Frontier Emerging Markets had qualifying dividend income of $10,179,371, $85,733,937, $1,629,532, $29,133,369, $35,946,458, and $8,188,311, respectively, during the year ended October 31, 2015.

During the year ended October 31, 2015, Global Equity designated 100% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction

During the year ended October 31, 2015, International Equity designated 7% of the distributions from net investment income as qualifying for the 70% corporate dividend received deduction.

Pursuant to Section 852 of the Internal Revenue Code, Global Equity Portfolio designated $21,649,757 as a long term capital gain dividend for the year ended October 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, International Small Companies Portfolio designated $948,182 as a long term capital gain dividend for the year ended October 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, Emerging Markets Portfolio designated $56,015, as a long term capital gain dividend for the year ended October 31, 2015.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreement

(unaudited)

Approval of Investment Advisory Agreement

At an in-person meeting of the board of directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) held on June 12, 2015 (the “June Meeting”), the Board, including a majority of those directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund on behalf of each of its series, the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, and the Frontier Emerging Markets Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), and Harding Loevner LP (the “Adviser”).

Overview of the Review Process

Prior to the June Meeting, the Board requested, and the Adviser furnished, materials that the Board believed necessary to evaluate the terms of the Advisory Agreement, including information on, among other things: (i) the investment performance, expenses and advisory fees of each Portfolio relative to other mutual funds and benchmark indices, as set forth in reports prepared by Strategic Insight, a third party fund analytics provider engaged as part of the contract review process (the “Strategic Insight Reports”); (ii) the Adviser’s profitability and costs; (iii) the qualifications of the Adviser and portfolio management personnel with respect to services provided to the Portfolios; and (iv) the Adviser’s investment research capabilities and resources.

The Board established a sub-committee comprised of three Independent Directors (the “Committee”) to conduct a preliminary review of these materials, to assist the Board in its deliberations, and to liaise with the Adviser. The Committee reviewed the materials; and discussed the materials during a telephonic meeting with representatives of the Adviser. Following the Committee’s review, the Adviser distributed revised and supplemental materials in final form to the full Board. The Board also received and considered a memorandum regarding the Board’s responsibilities in connection with renewal of the Advisory Agreement prepared by the legal counsel to the Independent Directors (“Independent Counsel”). Independent Counsel assisted the Independent Directors throughout the preparation, review and approval process.

At the June Meeting, the Board considered and discussed the materials presented by the Adviser. During the presentation, the Adviser expanded on those materials and responded to specific questions from the Board. Among other things, the Adviser focused on the long-term performance records of the Portfolios and the competitiveness of the Portfolio’s total expense ratios. Following the presentation, the Independent Directors met in executive session with Independent Counsel to review and discuss further the information presented during the meeting.

In its consideration of the continuance of the Advisory Agreement with respect to each Portfolio, the Board considered various factors discussed below. The following discussion is not intended to be all-inclusive, as the Board reviewed a variety of factors and considered a significant amount of information. The Board’s approval determinations were made on the basis of each director’s business judgment after consideration of all the information presented. No single factor was determinative. Individual directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services provided to the Portfolios by the Adviser. The Board also considered the nature, extent and quality of certain nonadvisory services provided to the Portfolios by the Adviser, including trading and the resources devoted to, and the record of compliance with, each Portfolio’s compliance policies and procedures, and administrative, distribution, shareholder servicing. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of each Portfolio’s affairs and the Adviser’s role in coordinating providers of other services to the Portfolios.

The Adviser presented and discussed with the Board the qualifications, backgrounds and responsibilities of the Adviser’s management team and information regarding the members of the portfolio management team for each Portfolio. The Board evaluated the ability of the Adviser to attract and retain qualified investment advisory and non-advisory personnel and engaged in a discussion with the Adviser regarding its recruitment, retention and professional development programs and strategies.

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Approval of Investment Advisory Agreement (continued)

(unaudited)

The Board also considered the adequacy of the financial and operational resources committed to each Portfolio by the Adviser, and how well the Adviser utilizes those resources; to meet the Portfolio’s investment needs; to implement asset growth strategies; and to satisfy compliance requirements.

The Board also noted: that the Adviser had approximately $41.7 billion in assets under management as of March 31, 2015; that the Fund is the Adviser’s largest client, with assets of approximately $10.5 billion; and that the Adviser is an affiliate of Affiliated Managers Group, Inc., an established global asset management company.

The Board considered annual and periodic reports of the Chief Compliance Officer of the Fund (the “CCO”) with respect to the effectiveness and adequacy of the Adviser’s compliance program, including program enhancements related to information security and financial intermediary oversight. The Board noted the CCO’s determination that the Adviser’s compliance program is reasonably designed to prevent violations of the federal securities laws. The Board also noted the actions taken by the Adviser in response to the CCO’s periodic recommendations designed to ensure continued compliance with applicable laws and regulations.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services historically provided and to be provided to each Portfolio under the Advisory Agreement.

Performance of the Adviser

For each Portfolio, the Board considered, among other things, the historical performance for multiple time periods ended as of March 31, 2015, including the one-year, three-year, five-year and ten-year periods (or shorter for newer Portfolios) included in the Strategic Insight Reports, compared against each Portfolio’s Morningstar Category and benchmark index. The Board considered the Portfolios’ risk adjusted performance and the high active share (low overlap with benchmark indices) inherent in the Adviser’s investment process.

With respect to the recent performance of the Portfolios, the Board noted that for the one-year period ended March 31, 2015, each share class of the Global Equity Portfolio and International Equity Portfolio outperformed its respective Morningstar Category and benchmark index; that each share class of the International Small Companies Portfolio and Frontier Emerging Markets Portfolio and Class I of the Institutional Emerging Markets Portfolio underperformed compared to its respective Morningstar Category and benchmark index; and that the Emerging Markets Portfolio (Adviser Class) and Institutional Emerging Markets Portfolio (Class II) each outperformed its respective Morningstar Category while underperforming compared to its respective benchmark index.

In assessing longer term performance by the Portfolios, for the five-year period ended March 31, 2015, the Board noted that each share class of all Portfolios with at least five years of operations outperformed its respective Morningstar Category and benchmark index, with the exception of each share class of the Global Equity Portfolio, which underperformed compared to its Morningstar Category while outperforming its benchmark index, and the Frontier Emerging Markets Portfolio (Institutional Class), which outperformed its Morningstar Category while underperforming compared to its benchmark index. For the ten-year period ended March 31, 2015, the Board noted that each share class of all Portfolios with at least ten years of operations outperformed its respective Morningstar Category and benchmark index.

In addition, the Board reviewed the Adviser’s investment philosophy and its influence on the management of the Portfolios, as well as the effectiveness of the Adviser’s use of portfolio management teams for the day-to-day management of Portfolios. The Board noted the Adviser’s bottom-up, business-focused approach based on a study of individual companies and the competitive dynamics of the global industries in which those companies participate. The Board considered the Adviser’s disciplined adherence to its investment philosophy and process as well as the evolutionary enhancements to the methodology used in its implementation.

In evaluating the investment performance of the Portfolios, the Board acknowledged that the Adviser’s investment style may result in periods of underperformance, but has generally produced outperformance over longer time periods. The Board also considered the Adviser’s ongoing efforts to identify the causes of any underperformance and its efforts to address it. Finally, the Board considered that the Morningstar Category performance data provided within the Strategic Insight Reports was less useful with respect to the Frontier Emerging Markets Portfolio, as Morningstar did not have a Frontier category at March 31, 2015 and instead compared the Portfolio to the Diversified Emerging Markets category.

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Approval of Investment Advisory Agreement (continued)

(unaudited)

Based on these considerations, the Board concluded that each Portfolio’s performance was reasonable.

Costs of the Services and Profitability of the Adviser

The Board considered information regarding the Adviser’s costs to provide investment management services to the Portfolios and the profitability to the Adviser from managing the Portfolios. In evaluating the Adviser’s profitability, the Board considered the Adviser’s profitability analysis for calendar years 2013 and 2014; each Portfolio’s expense ratio; and the Adviser’s contractual fee waivers and expense reimbursements with respect to the applicable Portfolios. The Board also considered profitability on a Portfolio-by-Portfolio basis, focusing on the Adviser’s profit both with and without taking into account those costs borne by the Adviser with respect to its efforts to expand the Portfolios’ shareholder base. The Board noted that the Adviser has not earned a profit on the International Small Companies Portfolio since its inception in 2006. The Board considered the fact that the Adviser’s overall profitability was positively impacted by asset growth outside the Portfolios and that this benefitted the Portfolios by increasing resources that were available to shareholders. In addition, the Board considered the Adviser’s proposal to further reduce the total expense ratio of select Portfolios, beginning in November 1, 2015, including: (i) adding a breakpoint level that would reduce the contractual advisory fee by two basis points for assets over $4 billion for the International Equity Portfolio; and (ii) reducing the expense cap for the Institutional and Investor Classes of the International Small Companies Portfolio by five basis points, to 125 basis points and 150 basis points, respectively.

The Board took note of the costs the Adviser has incurred relating to the and increase in personnel, investment in new information systems and strategic international expansion of a London office intended to assure the continued delivery of high-quality services to its clients, including the Portfolios, and the costs the Adviser plans to incur with maintaining and enhancing those investments, and expansion and renovation of its office space. The Board also noted that future profitability to the Adviser from managing the Portfolios would depend on the level of assets in the Portfolios as well as the total assets under management of the Adviser.

Based upon these considerations, the Board concluded that the profits historically realized by the Adviser and, that the profits the Adviser anticipates will be realized from its continued relationship with the Portfolios, are not excessive in light of the nature, extent and quality of the services provided to the Portfolios.

Comparison of Fees and Services Provided by the Adviser

The Board considered the contractual advisory fees that are payable by the Portfolios to the Adviser and the actual investment advisory fees realized by the Adviser taking into account the fee waiver and/or expense reimbursement arrangements for certain of the Portfolios. The Board also considered the fact that the Adviser’s waiver/expense reimbursement arrangements are not subject to recapture and that the proposed fee reductions and breakpoints were contractual in nature, noting that in fiscal-year 2014 the Adviser waived a portion of its advisory fees for the Institutional Emerging Markets (both Class I and Class II), Global Equity (Institutional Class) and International Small Companies Portfolios (both Institutional Class and Investor Class). In addition, the Board compared the Adviser’s separate account fee schedule with the advisory fees payable by the Portfolios to the Adviser. Finally, the Board considered the Strategic Insight Reports, which included information comparing each Portfolio’s management fee and overall expenses with those of funds in a group of peer funds selected by Strategic Insight (the “Expense Group”).

The Board noted that the net operating expenses of each Portfolio were at or below the median of their respective Expense Groups; and were at or below the median of their respective Morningstar Category-derived universe (the “Expense Universe”), with the exception of the Frontier Emerging Markets, as Morningstar did not have a Frontier category as of March 31, 2015. The Board also noted that, except as noted below, the total expense ratio of each class of each Portfolio, after any applicable waiver of advisory fees and reimbursement of expenses, was at or below its respective Expense Group median calculated by Strategic Insight. Exceptions included Institutional Emerging Markets Portfolio (Class I), International Small Companies Portfolio (Institutional Class) and Frontier Emerging Markets Portfolio (Institutional Class), which had total expense ratios slightly above the median of their respective Expense Groups, which differences the Board did not consider to be material. The Board further considered the small size of the Expense Group for the Frontier Emerging Markets Portfolio and the unique nature of its asset class in arriving at that conclusion.

The Board also noted that the net management fee for each class of each Portfolio was above the median of its Expense Group, except for the Global Equity Portfolio (both Institutional and Advisor Class), the International Equity Portfolio (both

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Approval of Investment Advisory Agreement (continued)

(unaudited)

Institutional and Investor Class) and the Institutional Emerging Markets Portfolio (Class II), which were at or below the median for their respective Expense Groups. The Board also noted that for each Portfolio with an Expense Universe, the net management fee was above the median of its Expense Universe, except for the International Equity Portfolio (both Institutional and Investor Class), which was below the median for its Expense Universe. In its consideration of the reasonableness of each Portfolio’s net management fee, the Board considered the extensive scope of non-advisory services provided by the Adviser (including but not limited to executive and administrative support, supervision of vendors, distribution support, shareholder servicing, trading) which it performs without additional compensation, and that such additional services contribute directly to below-median net operating expenses because the Adviser is absorbing a portion of the Portfolios’ operating expenses.

The Board noted that the Adviser’s separate account and collective trust clients require fewer services from the Adviser. The Board additionally noted the Adviser’s efforts to increase institutional account minimums and direct more institutional investors into pooled vehicles, including the Portfolios. Further, the Board took note that many sophisticated institutional investors, after reviewing similar investment vehicles with the assistance of their consultants, had determined to invest in the Portfolios, which further supported the reasonableness of the advisory fees charged by the Adviser.

Based on these considerations, the Board concluded that each Portfolio’s fee was not so disproportionately large that it could not have been the result of an arm’s-length negotiation.

Economies of Scale

The Board considered the extent to which economies of scale have been realized as the Portfolios’ assets grow; whether there is potential for realization of any further economies of scale for the Portfolios; and whether material economies of scale are being shared with shareholders. The Board noted that the Portfolios have benefitted both from asset growth in the Portfolios and even more from the Adviser’s asset growth in other accounts, each of which have resulted in certain expenses becoming a smaller percentage of overall assets.

The Board considered that other aspects of the Portfolios’ investment strategies may limit the realization of economies of scale, including a particular strategy’s universe of issuers, applicable trading volumes or markets, or the Adviser’s selection criteria. The Board also took note of the Adviser’s considerable and continued reinvestment in its business and its plans for marketing and distributing the various Portfolios and paying for the associated expenses out of its own profits, through revenue sharing payments.

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale currently are and will be realized for the benefit of the Portfolios’ shareholders, and recognized its obligation to consider the same annually based on changing circumstances.

Other Benefits

The Board considered other benefits derived or to be derived by the Adviser from the relationship with the Portfolios. In this regard, the Board noted that the only tangible material indirect benefit from the Adviser’s relationship with the Portfolios is from the receipt of research services obtained through “soft dollars” in connection with Portfolio brokerage transactions. The Board also considered the extent to which the Adviser and its other clients, as well as the Portfolios, benefitted from receipt of these research products and services. In light of the costs of providing investment management, administrative and other services to the Portfolios and the Adviser’s ongoing commitment to the Portfolios, the other ancillary benefits that the Adviser may receive were considered reasonable.

Conclusion

Following extensive discussion, both in general session and in executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions regarding continuance of the Advisory Agreement. The Board, including a majority of the Independent Directors, concluded with respect to each Portfolio that its investment advisory fees were sufficiently supported by their review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the continuance of the Advisory Agreement for each Portfolio. The Board’s decision was based on all of the above-mentioned factors and their

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Approval of Investment Advisory Agreement (continued)

(unaudited)

related conclusions, with no single factor or conclusion being determinative and with each director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Privacy Notice

(unaudited)

HARDING, LOEVNER FUNDS, INC.

PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

•	Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.
•	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Disinterested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
William E. Chapman, II c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 74	Director	Indefinite; Director since 2008; Member of Audit Committee, 2009 – Present; Chairperson of the Audit Committee since 2014	Sarasota Memorial Health Foundation, Director and Secretary, 2010 – present; Longboat Retirement Planning Solutions, President and Owner, 1998 – present; Bowdoin College, Trustee, 2002–2013; Mutual Fund Directors Forum, Inc., Director and Treasurer, 2010 – present; Sarasota Memorial Healthcare Foundation, Inc., Director, 2011 – present.	7	Third Avenue Trust (5 portfolios); Third Avenue Variable Trust (1 portfolio); Aston Funds (27 Portfolios); AMG Funds (43 portfolios).

Carolyn Ainslie c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 57	Director	Indefinite; Director since 2015; Member of the Audit Committee since 2015	Princeton University, Vice President for Finance and Treasurer, 2008–present	7	None.

R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 57	Director	Indefinite; Director since 2004; Lead Independent Director since 2014	Cayman Advisors (private investment vehicles), Managing Partner, 1999 – present.	7	Selective Insurance Group, Inc. (SIGI)

Charles Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 51	Director	Indefinite; Director since 2008	Forbes–Tate, LLC, International Principal, 2014 – present; Rock Creek Global Advisors, LLC, Vice President, 2013 – 2014; PepsiCo, Vice President Global Public Policy and Government Relations, 2011 – 2013; National Committee on US-China Relations (non-profit), Board Member, 2010 – present; Center for Strategic and International Studies, Freeman Chair in China Studies, 2007 – 2011.	7	None.

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Directors and Principal Officers

(unaudited)

Disinterested Directors (continued):

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Samuel R. Karetsky c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 70	Director	Indefinite; Director since 1998; Member of the Audit Committee since 1998	The Karetsky Group LLC (advisory firm), Managing Member, 2003 – present; Wetherby Asset Management, Wealth Manager, 2004 – present.	7	None.

Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 57	Director	Indefinite; Director since 2008	University of California at Berkeley School of Law, Professor, 1990 – present.	7	Third Avenue Trust (5 portfolios); Third Avenue Variable Trust (1 portfolio); Aston Funds (27 portfolios); AMG Funds (43 portfolios); AMG Pantheon Private Equity Fund (1 portfolio); AMG Pantheon Private Equity Master Fund (1 portfolio).

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Interested Directors:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

David R. Loevner** Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 61	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996	Harding Loevner LP, President and Chief Executive Officer 1989 – present; Harding Loevner Funds, plc, Director, 2007 – present.	7	None.

Jennifer M. Borggaard** Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965 Age, 46	Director	Indefinite; Director since 2008	Affiliated Managers Group, Inc. (“AMG”) (asset management firm), Senior Vice President, 2007 – present	7	Beutel, Goodman & Company LTD; Genesis Asset Managers, LLP; Arrow Bidco Ltd.

*Each director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

**David R. Loevner is considered an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he serves as President of Harding Loevner LP, the Fund’s investment advisor. Jennifer M. Borggaard is an interested person of the Fund as a result of her affiliation with AMG, a control person of Harding Loevner.

The Funds’ Statement of Additional Information contains additional information about the Directors and is available upon request and without charge by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Principal Officers of the Fund:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Richard Reiter Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 49	President	1 year; since 2011	Harding Loevner LP, Chief Operating Officer, 1996 – present.

Susan Mosher c/o Alaric Compliance Services 150 Broadway New York, New York 10038 Age, 60	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	1 year; since 2010	Managing Member, Carol Consulting Group, LLC, October 2014 to present; Foreside Compliance Services, LLC, Head of Compliance Services, 2009 – July 2013, Managing Director – Compliance Services, July 2013 to October 2014.

Charles S. Todd Foreside Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 44	Chief Financial Officer and Treasurer	1 year; since 2010	Foreside -Business Head, Fund Officer Services, 2015 - Present, Business Head, Treasurer Services, 2012 – 2015, Director, 2008 – 2012.

Aaron Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 36	Assistant Treasurer	1 year; since 2012	Harding Loevner LP, Chief Financial Officer, 2012 – present; Mount Kellett Capital Management, Chief Financial Officer, formerly serving as Controller, 2008-2012.

Derek Jewusiak The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 43	Assistant Treasurer	1 year; since 2013	The Northern Trust Company, Vice President, 2012 – present, Second Vice President, 2008-2012.

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Directors and Principal Officers

(unaudited)

Principal Officers of the Fund (continued):

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Owen T. Meacham The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 44	Secretary	1 year; since 2010	The Northern Trust Company, Senior Vice President and Managing Attorney, 2012 – present, Senior Vice President and Senior Corporate Attorney, 2011 – 2012, Vice President and Senior Corporate Attorney, 2007 – 2012.

Lori M. Renzulli Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 49	Assistant Secretary	1 year; since 2008	Harding Loevner LP, Chief Counsel and Chief Compliance Officer, 2006 – present.

Brian Simon Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 Age, 52	Assistant Secretary	1 year, since 2014	Harding Loevner LP, General Counsel, 2014 – present; Lazard Asset Management LLC, Director of Legal Affairs and Chief Compliance Officer, 2002 – 2014.

Marcia Y. Lucas The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 48	Assistant Secretary	1 year; since 2011	The Northern Trust Company, Vice President, 2011 – present, Second Vice President, 2010; Michael Best & Friedrich LLP, Partner, 2005 – 2010.

* Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio of investments with the SEC on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room whose telephone number is (800) SEC-0330. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter, which are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Item 2. Code of Ethics.

(a)	As of October 31, 2015, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer (the “Code of Ethics”).

(c)	For the fiscal year ended October 31, 2015, there were no amendments to a provision of the Registrant’s Code of Ethics.

(d)	For the fiscal year ended October 31, 2015, there were no waivers granted from a provision of the Registrant’s Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the following members of the Audit Committee are audit committee financial experts and independent: Carolyn Ainslie, William Chapman, II and Samuel Karetsky.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP, the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements in connection with statutory and regulatory filings or engagements for those fiscal years are $150,300 in 2015 and $147,300 in 2014.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit of the Registrant financial statements and are not reported under paragraph (a) of this Item are None.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG LLP for the review of U.S. state and federal tax returns, review of projected amount of required distributions for fiscal and calendar years, and for the fiscal year 2014 only, providing assistance with interpretation of and compliance with tax rules in certain foreign jurisdictions, were $47,400 in 2015 and $59,650 in 2014.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG LLP, other than the services reported in paragraphs (a) through (c) of this Item are None.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

A copy of the Audit Committee’s Pre-Approval Policies and Procedures is filed with this Form N-CSR under Item 12(c).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

Paragraph (b) Audit-Related Fees: Not applicable

Paragraph (c) Tax Fees: 100%

Paragraph (d): All Other Fees:

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.12.A: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on January 7, 2013 (Accession No. 0001193125-13-005151).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Act are attached.

(a)(3)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Act are attached hereto.

(c)	Exhibit 99.12.C: Pre-approval policies and procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Richard T. Reiter
Richard T. Reiter (Principal Executive Officer)

Date: January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Richard T. Reiter
Richard T. Reiter (Principal Executive Officer)

Date: January 6, 2016

By	/s/ Charles S. Todd
Charles S. Todd (Principal Financial Officer)

Date: January 6, 2016